As filed electronically with the Securities and Exchange Commission on or about August 22, 2023

Registration No. 333-272953

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1	[ ] Post-Effective Amendment No. ___
FIRST TRUST EXCHANGE-TRADED FUND VIII

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine First Trust Advisors L.P. Suite 400 120 East Liberty Drive Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
First Trust Active Global Quality Income ETF, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust Dynamic Europe Equity Income Fund

A Message from the Chairman of the Board of Trustees

[            ], 2023

Dear Shareholder:

I am writing to inform you of, and to ask for your vote on, a very important matter that will significantly affect your investment in First Trust Dynamic Europe Equity Income Fund, a closed-end fund (the “Target Fund”). A special meeting of shareholders of the Target Fund (the “Meeting”) will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [                    ], 2023, at [       ] Central time, to ask shareholders to:

•	Consider and vote upon the conversion of the Target Fund to an open-end management investment company to be accomplished through the proposed reorganization of the Target Fund into First Trust Active Global Quality Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VIII, pursuant to which shares of the Target Fund would be exchanged for shares of the Acquiring Fund (with cash being distributed in lieu of fractional shares), as further described herein (the “Reorganization”).

The Board of Trustees of the Target Fund has approved the Reorganization and recommends that Target Fund shareholders vote “FOR” the Reorganization. Enclosed in this booklet is (i) a Notice of Special Meeting of Shareholders; and (ii) a Proxy Statement and Prospectus providing detailed information on the Acquiring Fund, including a comparison to the Target Fund, and the Reorganization, including the reasons for proposing the Reorganization.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of the Target Fund that you own. Please read the enclosed materials carefully and then cast your vote.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by completing and returning the enclosed proxy card or by voting by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing the proxy card, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Our proxy solicitor, EQ Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Dynamic Europe Equity Income Fund

If You Need Any Assistance Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call EQ Fund Solutions LLC at [ ] [Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time].

Important Information for Shareholders of

First Trust Dynamic Europe Equity Income Fund

[                       ], 2023

Although we recommend that you read in its entirety the enclosed Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), for your convenience, we have provided a brief overview of the proposal to be voted on at the special meeting of shareholders (the “Meeting”) of First Trust Dynamic Europe Equity Income Fund (the “Target Fund”).

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?
A.

You are receiving the Proxy Statement/Prospectus as a shareholder of the Target Fund. At the Meeting, shareholders of the Target Fund will be asked to vote on the following proposal, which will result in the Target Fund becoming an open-end management investment company:

•	To approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Target Fund and First Trust Exchange-Traded Fund VIII (the “ETF Trust”), on behalf of its series, the First Trust Active Global Quality Income ETF (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

The Board of Trustees of the Target Fund (the “Target Board”) has determined that such proposal is in the best interests of the Target Fund. The Target Board recommends that you vote FOR the proposal.

Q.	Why does the Target Board recommend the Reorganization?
A.	Based on information presented by First Trust Advisors L.P., the investment advisor of the Target Fund (“First Trust”), the Target Board believes the Reorganization may benefit Target Fund shareholders in a number of ways, including the following:
•	An anticipated significant reduction or elimination of the discount to net asset value at which the Target Fund’s shares have traded, as shares of ETFs typically trade at or near their net asset value due in part to the share creation and redemption features of ETFs;
•	A potentially more tax efficient structure, as the mechanics of the share creation and redemption process for ETFs allow ETFs to acquire and redeem securities in-kind, which in turn may allow ETFs to minimize capital gains;

•	Increased transparency, as the Acquiring Fund will make public its complete portfolio holdings each business day; and
•	Lower overall expenses. The advisory fee and operating expenses of the Target Fund are borne by the shareholders of the Target Fund. For the most recent fiscal year, the Target Fund charged a contractual advisory fee rate of 1.10% on the Target Fund’s Managed Assets (which means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any), which amounted to 1.45% of net assets, plus other expenses and interest related to leverage resulting in a total expense ratio of 2.32% of net assets. In comparison, the Acquiring Fund will charge a unitary management fee starting at an annual rate of 0.85% on the Acquiring Fund’s average daily net assets that will provide payment for the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, but excludes payment for interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Accordingly, based on information and assets as of the most recent fiscal year end of the Target Fund, shareholders of the Acquiring Fund would have experienced a lower total expense ratio in the amount of 1.47% on net assets as compared to shareholders of the Target Fund. See also “The Reorganization—Synopsis—Fees and Expenses” in the Proxy Statement/Prospectus below.

The Target Board considered that the Reorganization will allow shareholders of the Target Fund to continue their investment in an exchange-listed fund. The Target Board further considered the compatibility of the Funds’ portfolio management teams, investment objectives and policies, including that the Acquiring Fund will have the same investment advisor and sub-advisor and be managed by the same portfolio management team as the Target Fund, and that although the Acquiring Fund’s distribution yield was expected to be lower than the Target Fund’s current distribution yield, primarily as a result of removing leverage and ceasing the Option Overlay Strategy (as discussed below), based on information provided by First Trust, the Acquiring Fund is still expected to offer an above-market distribution yield. The Target Board also noted that although the proposed strategy for the Acquiring Fund would broaden the Target Fund’s current mandate from European equities to global equities, the Acquiring Fund would still invest significantly in European equities.

In addition, the Target Board noted the ongoing activist campaign initiated by Bulldog Investors, LLP in the fourth quarter of 2022 (that has since resulted in litigation as described under “General Information—Legal Proceedings” in the Proxy Statement/Prospectus below) and that the Reorganization may have the additional benefits of avoiding costly litigation and future proxy contests.

Based on the foregoing and as further described in the Proxy Statement/Prospectus, the Target Board approved the Reorganization and determined that the Reorganization would be in the best interests of the Target Fund. Accordingly, the Target Board recommends that shareholders of the Target Fund approve the Reorganization proposal. See “The Reorganization—Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” in the Proxy Statement/Prospectus below.

Q.	How will the Reorganization affect my shares of the Target Fund?
A.	If the Reorganization is approved, upon the closing of the Reorganization, you will become a shareholder of the Acquiring Fund and thereafter cease to be a shareholder of the Target Fund. Each shareholder of the Target Fund will receive a number of shares of the Acquiring Fund equal in value to the aggregate net asset value of the Target Fund shares held by such shareholder (with cash being distributed in lieu of fractional shares).
Q.	Will shareholders of the Target Fund have to pay any fees or expenses in connection with the Reorganization?
A.	Yes. The Target Fund, and therefore indirectly its shareholders, will bear the costs of the Reorganization, including the costs associated with the Meeting, whether or not the Reorganization is consummated. Such one-time expenses, which include legal and audit fees, filing fees, and printing and mailing costs, are expected to be approximately $434,500 (or approximately $0.03 per Target Fund share). In addition, the Target Fund will bear additional indirect expenses, primarily relating to repositioning its portfolio in advance of the Reorganization (as further discussed below). Following the Reorganization, Target Fund shareholders are expected to benefit from reduced ongoing fees and expenses (as also discussed below).
Q.	How will the Reorganization impact ongoing fees and expenses?
A.	Shareholders of the Target Fund are expected to experience a reduction in overall expenses, with the Acquiring Fund charging a unitary fee starting at an annual rate of 0.85% compared to the Target Fund’s total annual expense ratio on Managed Assets of 2.49% as of June 30, 2023 (which translated into 3.27% on net assets) representing, based on expenses as of June 30, 2023, a reduction in the total expense ratio of 1.64% on Managed Assets (and 2.42% on net assets).
Q.	What are some key differences between a closed-end fund and an ETF?
A.

Closed-end funds, like the Target Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Shares of closed-end funds, like the Target Fund, are traded on a securities exchange at market prices and trade at market prices that are independent of, and frequently at a discount to, their net asset value per share. ETFs, like the Acquiring Fund, also trade their shares on a securities exchange. However, unlike a closed-end fund, ETFs also issue and redeem shares on a continuous basis, at net asset value, in large blocks consisting of a specified number of shares, referred to as “Creation Units.” Creation Units are generally issued and redeemed in-kind and, as a practical matter, only broker-dealers or large institutional investors with authorized participant agreements can purchase or redeem these Creation Units. As a result of the process through which Creation Units are purchased and redeemed, ETF shares tend to trade at market prices that are at or near their net asset value per share.

In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to employ certain strategies, including to use leverage in seeking to enhance returns. Although this flexibility can be beneficial to the performance of closed-end funds, the use of these additional investments and strategies can make investments in closed-end funds subject to additional risks, including, as in the case of the Target Fund, leverage risk.

Q.	Are the Funds managed by the same investment advisor and sub-advisor?
A.	Yes, First Trust serves as the investment advisor to both Funds and Janus Henderson Investors US LLC, formerly Janus Capital Management LLC (“Janus”), serves as the sub-advisor to both Funds.

Ben Lofthouse, CFA, and Faizan Baig, CFA, serve as portfolio managers of both Funds. In addition, Charlotte Greville, CFA, will serve as a portfolio manager of the Acquiring Fund. John Gambla, CFA and Rob A. Guttschow, who currently manage the Target Fund’s Option Overlay Strategy (as defined below), will not serve as portfolio managers of the Acquiring Fund, as the Acquiring Fund will not utilize such a strategy (as discussed below).

Q.	How do the Funds’ objectives, strategies and risks compare?
A.	The Funds have similar investment objectives. The Target Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Acquiring Fund seeks income with the potential for capital growth over the long-term.

The investments of the Acquiring Fund could be substantially different from those of the Target Fund. The Target Fund invests primarily in a portfolio of equity securities of European companies of any market capitalization. The Acquiring Fund seeks to invest primarily in income-producing equity securities of U.S. and non-U.S. issuers, with an emphasis on equity securities of large capitalization companies. Accordingly, a key difference is that the Acquiring Fund’s geographic focus may extend beyond European companies, providing it greater investment flexibility to invest in diverse geographic regions. Both Funds are nonetheless subject to market risk, equity securities risk, non-U.S. securities risk, including Europe risk and emerging markets risk, and currency risk.

In addition, the Target Fund utilizes the following principal strategies, and therefore is subject to the risks corresponding to such strategies, that are not utilized by the Acquiring Fund: (i) a dynamic currency hedging process for hedging or currency risk management purposes (e.g., to protect the value of the Target Fund’s portfolio against uncertainty in the level of future currency exchange rates); (ii) an “Option Overlay Strategy” pursuant to which the Target Fund may write (or sell) call option contracts on portfolio equity securities and certain broad-based securities indices in seeking to generate additional income; and (iii) the use of leverage in seeking to enhance the Target Fund’s potential for current income.

Q.	Will the portfolio of the Target Fund be repositioned prior to the Reorganization?
A.

Yes. Based on its portfolio as of June 30, 2023, the Target Fund expects to sell approximately [            ]% of its current holdings prior to the Reorganization in order to de-lever and align its portfolio with the investment strategies of the Acquiring Fund. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs of approximately $750,000 (or approximately $0.04 per Target Fund share). These expenses will be borne by the Target Fund and its shareholders. Based on the Target Fund’s current holdings and existing capital loss carry forwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains. However, any gains that do result from the Target Fund’s portfolio sales may have tax consequences to Target Fund shareholders. Actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning.

Q.	How will the Reorganization impact distributions to shareholders of the Target Fund?
A.	It is anticipated that the Acquiring Fund’s common share distribution rate will be lower than the Target Fund’s historic distribution rate, due in part to the Target Fund’s ability to earn incremental income (and thereby support higher distribution rates) from its use of leverage and “Option Overlay Strategy”, as well as the Target Fund’s adoption of a managed distribution policy pursuant to which it is able to make monthly distributions of long-term capital gains. As noted above, however, the impact of the Acquiring Fund’s increased investment flexibility and lower expenses could offset at least in part some of the anticipated differences in distribution rates. Moreover, the Acquiring Fund will not be subject to the risks associated with the foregoing strategies of the Target Fund, including the risk that the use of leverage can magnify the effect of any losses, particularly during a declining market, and the risk that the Option Overlay Strategy could limit the ability to benefit from the full upside potential of the portfolio investments.

In addition, the Acquiring Fund intends to pay distributions of income on a quarterly basis, as opposed to the monthly distributions of the Target Fund. The Target Fund has maintained its regular monthly common share distribution of $0.07 per share in 2023 through the date of this Proxy Statement/Prospectus. Based on the $0.07 per share monthly common share distribution, the annualized distribution rate as of June 30, 2023 was 6.12% based on the net asset value of the Target Fund’s shares and 6.41% based on the market price of the Target Fund’s shares.

The Acquiring Fund is newly formed and has not yet made any distributions. The Acquiring Fund expects to make distributions of long-term capital gains only once a year.

Q.	Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Reorganization?
A.	No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and, as such, shareholders of the Target Fund receiving shares of the Acquiring Fund pursuant to the Reorganization are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional share of the Acquiring Fund. If a shareholder chooses to sell Target Fund shares prior to the Reorganization, such sale may generate taxable gain or loss; therefore, the shareholder may wish to consult a tax advisor before doing so.

As a separate matter, prior to the closing of the Reorganization, the Target Fund expects to distribute all of its previously undistributed realized net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of the Target Fund unless the shareholder has made an election to receive distributions in cash. The federal income tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares.

In addition, the Target Fund may recognize gains or losses as a result of portfolio sales effected prior to the Reorganization, including sales anticipated in connection with the portfolio repositioning described above. Based on the Target Fund’s current holdings and existing capital loss carry forwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains.

Q.	Will the Acquiring Fund shares received by Target Fund shareholders in the Reorganization be listed on a securities exchange following the Reorganization?
A.	Yes. However, the Acquiring Fund shares will be listed and traded on the NYSE Arca, Inc., as opposed to the New York Stock Exchange on which the Target Fund shares are currently listed and traded.
Q.	When will the proposed Reorganization be completed?
A.	If approved by the Target Fund shareholders and the conditions to closing are satisfied (or otherwise waived), the Reorganization is expected to occur during the fourth quarter of 2023.
Q.	How does the Board of Trustees of the Target Fund recommend that shareholders vote on the proposed Reorganization?
A.	After careful consideration, the Target Board has determined that the Reorganization is in the best interests of the Target Fund and recommends that shareholders vote FOR the proposal.
Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by completing and sending the enclosed proxy card, signed and dated;
•	by phone, by calling the toll-free number listed on your proxy card and following the recorded instructions (no postage is required if mailed in the United States);
•	via the Internet, by visiting the Internet address and following the instructions set forth on your proxy card; or

•	by attending the Meeting—shareholders who attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined in the Proxy Statement /Prospectus), to be admitted to the Meeting.
Q.	Whom should I call if I have any questions?
A.	Please call EQ Fund Solutions LLC, the Funds’ proxy solicitor, at [ ], [weekdays from 9:00 a.m. to 10:00 p.m. Eastern time].
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as a closed-end management investment company.

First Trust Dynamic Europe Equity Income Fund

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
To be held on [                        ], 2023

[                      ], 2023

To the Shareholders of First Trust Dynamic Europe Equity Income Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust Dynamic Europe Equity Income Fund, a Massachusetts business trust (the “Target Fund”), will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [                 ], 2023, at [         ] Central time, to consider the following (the “Proposal”), as well as such other business as may properly come before the Meeting:

To approve an Agreement and Plan of Reorganization by and between the Target Fund and First Trust Exchange-Traded Fund VIII, on behalf of its series, First Trust Active Global Quality Income ETF, a newly formed exchange-traded fund (the “Acquiring Fund”), pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

The persons named as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other business that may properly come before the Meeting, and any adjournments or postponements thereof.

Only holders of record of shares of the Target Fund as of the close of business on [                ], 2023 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of First Trust Dynamic Europe Equity Income Fund

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call EQ Fund Solutions LLC at [                  ] [Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time].

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
First Trust dynamic europe equity income fund

This document contains a Proxy Statement and Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to the Target Fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in favor of the Proposal as indicated on the cover of the Proxy Statement and Prospectus.

We urge you to review the Proxy Statement and Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call EQ Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: [                 ].

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 22, 2023

For the Reorganization of

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

into

FIRST TRUST ACTIVE GLOBAL QUALITY INCOME ETF,

a series of First Trust Exchange-Traded Fund VIII

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT AND PROSPECTUS

[                    ], 2023

This Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of First Trust Dynamic Europe Equity Income Fund, a Massachusetts business trust that is registered as a closed-end management investment company (the “Target Fund”), and relates to the special meeting of shareholders of the Target Fund called by the Board of Trustees of the Target Fund (the “Target Board”), to be held at the offices of the Target Fund, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [              ], 2023, at [       ] Central time, and at any and all adjournments and postponements thereof (the “Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Target Board of proxies to be voted at the Meeting. The purpose of the Meeting is to allow the shareholders of the Target Fund to consider and vote on the Proposal as defined below. The Target Fund and First Trust Active Global Quality Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust that is registered as an open-end management investment company (the “ETF Trust”), are referred to herein collectively as the “Funds” and, each, a “Fund.”

At the Meeting, shareholders of the Target Fund will be asked to consider and vote upon the proposal as follows (the “Proposal”):

To approve an Agreement and Plan of Reorganization (the “Plan”) by and between the Target Fund, and the ETF Trust, on behalf of its series, the Acquiring Fund, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”).

If approved and completed, the proposed Reorganization would result in shareholders of the Target Fund receiving a number of Acquiring Fund shares equal in value to the aggregate net asset value of the Target Fund shares held immediately prior to the closing of the Reorganization, with cash being distributed in lieu of any fractional shares of the Acquiring Fund, and the Target Fund will be dissolved, liquidated and terminated as provided in the Plan. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as a closed-end management investment company.

The Target Board has unanimously determined that the Reorganization is in the best interests of the Target Fund, and the Target Board unanimously recommends that you vote FOR the Proposal.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposal or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [                ], 2023. Target Fund shareholders of record as of the close of business on [              ], 2023 are entitled to notice of and to vote at the Meeting as may be adjourned or postponed.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The Acquiring Fund will list and trade its shares on the NYSE Arca, Inc. (“NYSE Arca”). Shares of the Acquiring Fund are not redeemable individually and therefore liquidity for individual shareholders of the Acquiring Fund will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the Acquiring Fund shares.

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Proxy Statement/Prospectus, dated [ ], 2023; and

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2022 (SEC File No. 811-23072).

No other parts of the Target Fund’s Annual Report to shareholders are incorporated by reference herein.

The foregoing documents are available upon request at no charge by calling First Trust at (800) 621-1675, by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, or online at First Trust’s website at www.ftportfolios.com. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time.

-ii-

The Target Fund is, and when the Acquiring Fund's registration statement has gone effective, the Acquiring Fund will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statements, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning the Target Fund may be inspected at the offices of the New York Stock Exchange (the “NYSE”).

This Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

TABLE OF CONTENTS

THE REORGANIZATION	1
A. Synopsis	1
The Proposed Reorganization	1
Background and Reasons for the Proposed Reorganization	2
Material Federal Income Tax Consequences of the Reorganization	3
Comparison of the Funds	4
Fees and Expenses	10
B. Risk Factors	13
Principal Risks Comparison	13
Principal Risks Related to the Proposed Reorganization	24
C. Information About the Reorganization	24
General	24
Terms of the Reorganization	25
Background and Trustees’ Considerations Relating to the Proposed Reorganization	27
Capitalization	31
Description of the Shares to be Issued by the Acquiring Fund	31
Federal Income Tax Consequences	33
D. Additional Information About the Investment Policies and Management of the Funds	35
General Comparison of the Target Fund and Acquiring Fund	35
Principal Investment Strategies and Policies	36
Principal Investments	42
Non-Principal Investments	46
Non-Principal Risks	46
Fundamental Investment Policies	49
ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND	52
Description of Massachusetts Business Trusts	52
Charter Documents	52
Target Fund and Acquiring Fund Service Providers	57
Federal Tax Matters Associated with an Investment in the Acquiring Fund	58
How to Buy and Sell Acquiring Fund Shares	61
Distribution Plan of the Acquiring Fund	63
Other Information–Continuous Offering of the Acquiring Fund	63
Net Asset Value–Acquiring Fund	64
Premium/Discount Information Regarding the Acquiring Fund	66
GENERAL INFORMATION	67
Voting Process	62
Share Ownership of the Target Fund and the Acquiring Fund	69
Shareholder Proposals	70
Shareholder Communications	70
Fiscal Year	70
Legal Proceedings	71
Annual Report Delivery	71
Other Information	72
OTHER MATTERS TO COME BEFORE THE MEETING	73
EXHIBIT A AGREEMENT AND PLAN OF REORGANIZATION	A-1

THE REORGANIZATION

You are being asked to vote at the Meeting to approve the reorganization of the Target Fund into the Acquiring Fund. Specifically, you are being asked to consider and approve the Plan, pursuant to which the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to shareholders of the Target Fund (the “Reorganization”). The Target Board recommends a vote “FOR” the Plan.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the accompanying SAI and the appendices thereto, including the Agreement and Plan of Reorganization. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

If shareholders of the Target Fund approve the Proposal and the Reorganization is completed, each Target Fund shareholder will receive a number of shares of the Acquiring Fund equal in value to the aggregate net asset value of the Target Fund shares held by such shareholder immediately prior to the closing of the Reorganization (with cash being distributed in lieu of fractional shares), and, as such, each Target Fund shareholder will become a shareholder of the Acquiring Fund and cease to be a shareholder of the Target Fund. Shares of the Target Fund would be exchanged for shares of the Acquiring Fund on a tax-free basis for federal income tax purposes (although Target Fund shareholders who receive cash for their fractional shares may incur certain tax liabilities). See “—Information About the Reorganization—Federal Income Tax Consequences” below for a further discussion of the tax implications of the Reorganization. Specifically, the Acquiring Fund will issue to Target Fund shareholders book-entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such shareholders. Like shares of the Target Fund, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

The Target Fund, and therefore indirectly its shareholders, will bear the costs of the Reorganization, including the costs associated with the Meeting, whether or not the Reorganization is consummated. Such one-time expenses are expected to be approximately $434,500 (or approximately $0.03 per Target Fund share). In addition, the Target Fund will bear additional indirect expenses, primarily relating to repositioning its portfolio in advance of the Reorganization. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs of approximately $750,000 (or approximately $0.04 per Target Fund share). Based on the Target Fund’s current holdings and existing capital loss carry forwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains to Target Fund shareholders.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur during the fourth quarter of 2023, or such other date as agreed to by the parties. Following the Reorganization, the Target Fund will be dissolved, liquidated and terminated as provided in the Plan. If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as a closed-end management investment company. If the Reorganization is approved, the Acquiring Fund will adopt the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Reorganization. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund.

Background and Reasons for the Proposed Reorganization

The Target Fund’s Amended and Restated Declaration of Trust, dated as of August 20, 2015 (the “Declaration of Trust”), provides that, during the calendar year 2023, the Target Fund will call a meeting of shareholders at which the conversion of the Target Fund to an open-end management investment company will be submitted to a vote of the shareholders. In consideration thereof, the Target Board, including the trustees who are not “interested persons” of the Target Fund (as defined in the 1940 Act), unanimously approved the conversion of the Target Fund into an open-end management company through the proposed Reorganization pursuant to the Plan at a meeting of the Target Board held on March 21, 2023. Based on information presented by First Trust, the Target Board believes the Reorganization may benefit Target Fund shareholders in a number of ways, including the following:

•	An anticipated significant reduction or elimination of the discount to net asset value at which the Target Fund’s shares have traded, as shares of ETFs typically trade at or near their net asset value due in part to the share creation and redemption features of ETFs;
•	A potentially more tax efficient structure, as the mechanics of the share creation and redemption process for ETFs allow ETFs to acquire and redeem securities in-kind, which in turn may allow ETFs to minimize capital gains;
•	Increased transparency, as the Acquiring Fund will make public its complete portfolio holdings each business day; and

•	Lower overall expenses. The advisory fee and operating expenses of the Target Fund are borne by the shareholders of the Target Fund. For the most recent fiscal year, the Target Fund charged a contractual advisory fee rate of 1.10% on the Target Fund’s Managed Assets, which amounted to 1.45% of net assets, plus other expenses and interest related to leverage resulting in a total expense ratio of 2.32% of net assets. In comparison, the Acquiring Fund will charge a unitary management fee starting at an annual rate of 0.85% on the Acquiring Fund’s average daily net assets that will provide payment for the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, but excludes payment for interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Accordingly, based on information and assets as of the most recent fiscal year end of the Target Fund, shareholders of the Acquiring Fund would have experienced a lower total expense ratio in the amount of 1.47% on net assets as compared to shareholders of the Target Fund. See also “—Fees and Expenses” below.

The Target Board considered that the Reorganization will allow shareholders of the Target Fund to continue their investment in an exchange-listed fund. The Target Board further considered the compatibility of the Funds’ portfolio management teams, investment objectives and policies, including that the Acquiring Fund will have the same investment advisor and sub-advisor and be managed by the same portfolio management team as the Target Fund, and that although the Acquiring Fund’s distribution yield was expected to be lower than the Target Fund’s current distribution yield, primarily as a result of removing leverage and ceasing the Option Overlay Strategy (as discussed below), based on information provided by First Trust, the Acquiring Fund is still expected to offer an above-market distribution yield.

Each of the Target Board and the Board of Trustees of the ETF Trust (the “ETF Trust Board”) has concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. See “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Target Board in approving the proposed Reorganization.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization other than with respect to the cash paid for fractional shares. As a condition of closing the Reorganization, the Funds will obtain an opinion from legal counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

As a separate matter, prior to the closing of the Reorganization, the Target Fund expects to distribute all of its previously undistributed realized net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes. These distributions will be reinvested in additional shares of the Target Fund unless the shareholder has made an election to receive distributions in cash. The federal income tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares.

Moreover, based on its portfolio as of June 30, 2023, the Target Fund expects to sell approximately [   ]% of its current holdings prior to the Reorganization in order to de-lever and align its portfolio with the investment strategies of the Acquiring Fund. Such portfolio repositioning is expected to result in estimated brokerage commissions or other transaction costs of approximately $750,000 (or approximately $0.04 per Target Fund share). Based on the Target Fund’s current holdings and existing capital loss carry forwards, the Target Fund does not anticipate such portfolio repositioning will result in taxable gains. However, any capital gains realized prior to the Reorganization will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to the Target Fund’s shareholders.

Comparison of the Funds

General. The Target Fund is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015. The Acquiring Fund is a newly created, non-diversified, actively managed ETF that is a series of the ETF Trust, organized as a Massachusetts business trust on February 22, 2016. The following sets forth generally some of the primary differences between a closed-end fund (such as the Target Fund) and an ETF (such as the Acquiring Fund).

Closed-End Funds	Exchange-Traded Funds

Closed-end funds generally do not redeem their outstanding shares or engage in the continuous sale of new shares, and shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.

In addition, closed-end funds generally have greater flexibility than ETFs to make certain types of investments and to use certain investment strategies. One of these investment strategies often employed by closed-end funds is the usage of leverage, often in seeking to increase returns and/or current income. In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return of the closed-end fund will be less than if leverage had not been used. The use of leverage also involves the following risks and special considerations: (i) the likelihood of greater volatility with respect to the net asset value and market price of common shares than a comparable portfolio that does not utilize leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to shareholders or result in fluctuations in dividends paid to shareholders; (iii) in declining markets, the use of leverage is likely to cause a greater decline in the net asset value of shares of the closed-end fund than if the fund had not been leveraged, which may result in a greater decline in the market price of the closed-end fund shares; and (iv) the investment advisory fee payable to the investment advisor (and by the investment advisor to the sub-advisor) may be higher than if the fund did not use leverage.

Similar to most closed-end funds, ETFs trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). Unlike a closed-end fund, ETFs also issue and redeem shares on a continuous basis, at net asset value, in large blocks consisting of a specified number of shares, referred to as “Creation Units.” Creation Units of the Acquiring Fund will generally be issued and redeemed in-kind for securities in which the Acquiring Fund invests. Except when aggregated in Creation Units, Acquiring Fund shares are not redeemable securities of the Acquiring Fund. For more information on the procedures for purchasing and redeeming Creation Units of the Acquiring Fund, please see “Creation and Redemption of Creation Units” in the SAI.

These ETF features are designed to protect shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of the Acquiring Fund generally will not lead to a tax event for the Acquiring Fund or its shareholders. As a practical matter, only broker-dealers or large institutional investors with authorized participant agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of the Acquiring Fund are traded on NYSE Arca to provide liquidity for purchasers of Acquiring Fund shares in amounts less than the size of a Creation Unit. The market price of Acquiring Fund shares on NYSE Arca may be equal to, more than or less than the net asset value per share, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Investment Objectives and Principal Investment Strategies. The Target Fund and Acquiring Fund have substantially similar investment objectives, as shown below:

Investment Objectives
Target Fund	Acquiring Fund
The Target Fund’s primary investment objective is to seek a high level of current income. The Target Fund has a secondary objective of capital appreciation.	The Acquiring Fund’s investment objective is to seek income with the potential for capital growth over the long-term.

While certain of the principal investment strategies of the Target Fund and Acquiring Fund are similar, the investments of the Acquiring Fund could be substantially different from those of the Target Fund.

The Target Fund invests at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stock that pay dividends, depositary receipts and real estate investment trusts (“REITs”). The Target Fund limits its investments in preferred securities, depositary receipts and REITs, in each case, to no more than 20% of its Managed Assets. European companies are defined to include any company that meets one or both of the following tests: (i) its primary business office is located in Europe; or (ii) the principal trading market of its stock is located in Europe. The Target Fund limits its investments in a single country to no more than 40% of its Managed Assets. The Target Fund focuses its European investments in companies located in Western European countries, but it may also invest in companies located in Central and Eastern European Countries. The Target Fund also utilizes a dynamic currency hedging process, which includes, at the discretion of the portfolio managers, the use of forward foreign currency exchange contracts to hedge a portion of the Target Fund’s currency exposure, and is used for hedging or currency risk management purposes (e.g., to protect the value of the Target Fund’s portfolio against uncertainty in the level of future currency exchange rates) and not to speculate on currency exchange rate movements. To generate additional income, the Target Fund may write (or sell) call option contracts on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets (the “Option Overlay Strategy”). The Option Overlay Strategy seeks to generate gains from option premiums in an attempt to enhance amounts available for distributions payable to the Target Fund’s shareholders; however, there is no assurance that the Option Overlay Strategy will achieve this objective. The Option Overlay Strategy may limit the Target Fund’s ability to benefit from the full upside potential of its equity investments.

The Acquiring Fund is an actively managed ETF that seeks to invest primarily in income-producing equity securities of U.S. and non-U.S. issuers, and will typically seek to invest at least 40% of its net assets in securities of issuers that are economically tied to countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Acquiring Fund may invest in equity securities that include common stock (including depositary receipts), preferred securities and REITs. The Acquiring Fund may invest up to 20% of its net assets in emerging market countries at the time of purchase.

Each of the Target Fund and Acquiring Fund focuses on income-producing equity securities. However, a key difference is that the Acquiring Fund’s geographic focus may extend beyond European companies. The Target Fund additionally utilizes the following principal strategies (as noted above) that are not utilized by the Acquiring Fund: (i) a dynamic currency hedging process; (ii) an “Option Overlay Strategy”; and (iii) the use of leverage. For a full comparison of the investment objectives and investment strategies of the Target Fund and the Acquiring Fund, see “Additional Information About the Investment Policies and Management of the Funds” herein. In addition, see “Additional Information About the Investment Policies and Management of the Funds—Fundamental Investment Policies” for a comparison of the fundamental investment policies of the Funds.

Risks of the Funds. As the Target Fund and the Acquiring Fund have certain similar principal investment strategies, they are subject to some of the same risks. However, as the investments of the Acquiring Fund could be substantially different from those of the Target Fund, they are subject to different risks as well. The Target Fund invests primarily in a portfolio of equity securities of European companies of any market capitalization while the Acquiring Fund seeks to invest primarily in income-producing equity securities of U.S. and non-U.S. issuers, with an emphasis on equity securities of large capitalization companies. Accordingly, a key difference is that the Acquiring Fund’s geographic focus may extend beyond European companies, subjecting it to different risks associated with that extended geographic focus. Both Funds are nonetheless subject to market risk, equity securities risk, non-U.S. securities risk, including Europe risk and emerging markets risk, and currency risk. Moreover, the Acquiring Fund will not be subject to the risks associated with the Target Fund’s use of leverage, which use can magnify the effect of any losses particularly during a declining market, and the Target Fund’s Option Overlay Strategy, which strategy could limit the ability to benefit from the full upside potential of the portfolio investments. Each Fund is also subject to different risks resulting from the differences in their structure, including the differences between closed-end funds and ETFs. The Reorganization is also subject to certain risks, such as the risk that the anticipated benefits of the Reorganization may not be realized. See “—Risk Factors” below.

Description of the Shares. The shares of the Target Fund and the Acquiring Fund have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. On June 22, 2023, the Target Fund Board determined to rescind the control share provisions in the By-Laws of the Target Fund. Under such control share provisions, a holder of shares of the Target Fund who obtained beneficial ownership of Target Fund shares in excess of certain pre-defined thresholds could exercise voting rights with respect to such shares only to the extent authorized by the Target Fund’s non-interested shareholders. Target Fund shareholders are no longer subject to such provisions. Neither of the Target Fund or the Acquiring Fund’s organizational documents include any control share provisions.

Share Information.

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which Shares are Listed
Target Fund	Unlimited	17,231,908	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	0	$0.01	None	None	NYSE Arca

(1)       As of June 30, 2023.

Distributions and Dividend Reinvestment Plan. The Target Fund has adopted a managed distribution policy in accordance with an exemptive order from the SEC pursuant to which the Target Fund can make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares, subject to certain conditions (the “Managed Distribution Policy”). Under the Managed Distribution Policy, the Target Fund currently pays a monthly distribution in the amount of $0.07 per share, a portion of which may include long-term capital gains.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared and paid quarterly by the Acquiring Fund. The Acquiring Fund will distribute its net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Acquired Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker. The exemptive order allowing for the Target Fund’s Managed Distribution Policy is not applicable to the Acquiring Fund.

Trustees and Officers. The trustees of the Target Fund are the same as the trustees of the ETF Trust (of which the Acquiring Fund is a series). The following individuals comprise the board of trustees of both the Target Fund and the ETF Trust: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson. The board of trustees is responsible for the management of the Funds, including supervision of the duties performed by First Trust as an investment advisor to the Funds. In addition, the officers of the Target Fund are the same of those as the ETF Trust. See “Management of the Fund” in the SAI for additional information on the trustees and officers of the Acquiring Fund.

Investment Advisors and Portfolio Managers. First Trust Advisors L.P. (“First Trust”), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Target Fund and the Acquiring Fund. In this capacity, First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund. First Trust is also responsible for the Option Overlay Strategy of the Target Fund.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the board of trustees of each Fund.

As of [                       ], First Trust served as advisor or sub-advisor to [     ] mutual fund portfolios, [     ] ETFs consisting of [     ] series and [     ] closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Acquiring Fund. As of May 31, 2023, First Trust collectively managed or supervised approximately $190 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts.

Janus Henderson Investors US LLC, formerly Janus Capital Management LLC (“Janus” or the “Sub-Advisor”), serves as investment sub-advisor for both the Target Fund and the Acquiring Fund. As the sub-advisor, Janus is responsible for the day-to-day management of each Fund, except for, in the case of the Target Fund, the implementation of the Option Overlay Strategy. Following the Reorganization, First Trust will continue in its capacity as the investment advisor of the Acquiring Fund and Janus will continue in its capacity as the investment sub-advisor of the Acquiring Fund.

Janus is a legal entity of Janus Henderson Investors. Janus Henderson Investors is located at 201 Bishopsgate, London EC2M 3AE and is a global investment management firm that provides a full spectrum of investment products and services to clients around the world. With offices in 24 cities with more than 2,000 employees, Janus Henderson Investors managed approximately $310.5 billion in assets as of March 31, 2023.

The portfolio management team for the Target Fund consists of Faizan Baig, CFA, Ben Lofthouse, CFA, John Gambla, CFA and Rob A. Guttschow, CFA. Ben Lofthouse and Faizan Baig will continue to serve as portfolio managers of the Acquiring Fund. In addition, Charlotte Greville, CFA, will serve as a portfolio manager of the Acquiring Fund.

Ben Lofthouse is Head of Global Equity Income at Janus Henderson Investors, a position he has held since 2018. Prior to this, Ben was a director and has been part of the Global Equity Income Team since joining Henderson in 2004 and has managed several equity income mandates since 2008. Prior to Henderson, Ben worked as an accountant at PricewaterhouseCoopers, where he started his career in 1998. Ben graduated with a BA degree (Hons) in business economics from Exeter University. He is an associate of the Institute of Chartered Accountants in England and Wales (CA) and holds the Chartered Financial Analyst designation. He has 25 years of financial industry experience.

Faizan Baig, CFA, is a Portfolio Manager on the Global Equity Income Team at Janus Henderson Investors, a position he has held since 2020. Before that, he was a research analyst at the firm. Prior to joining Henderson in 2015, Faizan was a senior global long/short equity analyst at RWC Partners working on the firm’s global hedge fund. Before that, he worked for Morgan Stanley Wealth Management, where he began his career as a global equity analyst and later became a junior portfolio manager performing fundamental bottom-up analysis of companies across all sectors. In addition to generalist stock picking, he was responsible for the technology sector and advised on construction of global equity portfolios. Faizan holds a BEng degree in electrical and electronic engineering from University College London. He holds the Chartered Financial Analyst designation and has 16 years of financial industry experience.

John Gambla, CFA, FRM, PRM, is Co-Head of the Alternatives Investment Team at First Trust responsible, along with Mr. Guttschow, for all decisions regarding the option portfolio. Prior to joining First Trust in July 2011, Mr. Gambla was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Gambla co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Mr. Gambla also led the research systems and infrastructure development for Nuveen HydePark Group LLC. Previously, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla has served in a variety of roles throughout his career including portfolio management, research, business development and strategy development.

Rob A. Guttschow, CFA, is Co-Head of the Alternatives Investment Team at First Trust responsible, along with Mr. Gambla, for all decisions regarding the option portfolio. Prior to joining First Trust in July 2011, Mr. Guttschow was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Guttschow co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen’s buy-side derivative desk for fixed income and equity portfolio hedging.

Charlotte Greville, CFA, is an Associate Portfolio Manager on the Global Equity Income Team at Janus Henderson Investors, a position she has held since 2022. Ms. Greville was a research analyst with the team beginning in 2016. Ms. Greville started at Janus Henderson Investors in 2011 as a trainee before becoming a broker relations analyst in 2012. She became a member of the Global Equity Income Team as a desk assistant in 2014 and was named an assistant investment director in 2015.

Pursuant to the Investment Management Agreement between First Trust and the Target Fund, First Trust currently receives a monthly fee calculated at an annual rate of 1.10% of the Target Fund’s Managed Assets (which translated into 1.45% of net assets for the most recent fiscal year). First Trust also provides fund reporting services to the Target Fund for a flat annual fee in the amount of $9,250. Pursuant to the Investment Management Agreement between First Trust and the ETF Trust, on behalf of the Acquiring Fund, First Trust will be paid an annual management fee starting at an annual rate of 0.85% of the Acquiring Fund’s average daily net assets, and will be responsible for the expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. For services provided to the Target Fund, Janus is paid a monthly portfolio management fee calculated at an annual rate of 0.50% of the Target Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee. For services provided to the Acquiring Fund, Janus will be paid [         ], which is paid by First Trust out of its investment advisory fee.

Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of the Target Fund and the Acquiring Fund. Expenses for the Target Fund are based on operating expenses of the Target Fund for the fiscal period ended June 30, 2023. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the fees and expenses shown for the Acquiring Fund are estimates based on its unitary fee structure. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Target Fund Based on Managed Assets	Target Fund Based on Net Assets	Acquiring Fund based on Net Assets
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(1)	None(1)	None(2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%(3)	1.45%(4)	0.85%(5)
Dividend Reinvestment Plan Fees	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	None	None	None
Interest Payments on Borrowed Funds	1.08%	1.41% (4)	0.00%
Other Expenses	0.31%	0.41% (4)	0.00%
Total Annual Fund Operating Expenses	2.49%	3.27%(4)	0.85%

_____________

(1)	As a closed-end fund, the Target Fund trades on the NYSE and does not charge a sales load or a redemption fee. When buying or selling Target Fund shares, investors will incur customary brokerage commissions and charges.
(2)	As an ETF, the Acquiring Fund trades on NYSE Arca and does not charge a sales load or a redemption fee on individual shares. When buying or selling Acquiring Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of the Acquiring Fund and shareholders redeeming Creation Units of the Acquiring Fund must pay a standard creation or redemption transaction fee of $[ ], as applicable.
(3)	The management fee of the Target Fund is based on the “Managed Assets” of the Target Fund, which means the average daily gross asset value of the Target Fund (which includes assets attributable to the Target Fund’s leverage, if any), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares of beneficial interest, if any, and accrued liabilities (other than liabilities representing leverage).
(4)	Based on Target Fund net assets for the fiscal period ended June 30, 2023.
(5)	The management fee of the Acquiring Fund is based on the Acquiring Fund’s average daily net assets.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Target Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Target Fund (based on Managed Assets)	$252	$776	$1,326	$2,826
Target Fund (based on net assets)	$330	$1,007	$1,707	$3,567
Acquiring Fund (based on net assets)	$87	$271	$471	$1,049

Past Performance

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing you how the performance of the Target Fund has varied from year to year. As the Target Fund and Acquiring Fund have a number of differences, including investment policies and practices and that the Target Fund is a closed-end fund which utilizes leverage while the Acquiring Fund is an exchange-traded fund which does not utilize leverage, the Target Fund’s past performance is not indicative of how the Acquiring Fund will, or is expected to, perform in the future.

Calendar Year Total Returns as of 12/31

During the Periods shown in the chart above:

Best Quarter	Worst Quarter
21.30%	-33.44%

Average Annual Total Returns for the Periods Ended December 31, 2022
Target Fund Performance(2)	1 Year	5 Years	Since Inception(1)
Net Asset Value (“NAV”)	-9.56%	-0.78%	2.83%
Market Value	-9.63%	-2.31%	0.35%
Index Performance
MSCI Europe Index	-15.06%	1.87%	4.98%

(1)	Inception date was September 24, 2015.
(2)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

The Target Fund’s past performance is not indicative of how it, or the Acquiring Fund, will, or is expected to, perform in the future. Returns for the market indices do not include expenses, which are deducted from Target Fund returns, or taxes.

B. Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. An investment in the Acquiring Fund may not be appropriate for all shareholders. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Certain principal investment strategies, and the related risk factors, of the Target Fund and the Acquiring Fund are similar, but there are also significant differences as well, as discussed in this Proxy Statement/Prospectus. As a primary distinction between the principal investment strategies of the Funds, the Acquiring Fund’s geographic focus for its equity investments may extend beyond European companies, providing it greater investment flexibility to invest in diverse geographic regions but potentially subjecting it to different risks as well. In addition, the Target Fund utilizes the following principal strategies, and therefore is subject to the risks corresponding to such strategies, that are not utilized by the Acquiring Fund: (i) a dynamic currency hedging process for hedging or currency risk management purposes (e.g., to protect the value of the Target Fund’s portfolio against uncertainty in the level of future currency exchange rates); (ii) an “Option Overlay Strategy” pursuant to which the Target Fund may write (or sell) call option contracts on portfolio equity securities and certain broad-based securities indices in seeking to generate additional income; and (iii) the use of leverage in seeking to enhance the Target Fund’s potential for current income. A full examination of the differences between the investment strategies of the Target Fund and the Acquiring Fund are available under “Additional Information About the Investment Policies and Management of the Funds–Principal Investment Strategies.”

Each Fund is also subject to different risks resulting from the differences in their structure, including the differences between closed-end funds and ETFs.

Principal Risks Comparison

Risk is inherent in all investing. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following table provides a comparison of the principal risks of the Target Fund and Acquiring Fund. The principal risks below should be considered in your evaluation of the Reorganization.

Principal Investment Risk	Target Fund	Acquiring Fund
Authorized Participant Concentration Risk		X
Conversion Risk	X
Currency Risk	X	X
Cyber Security Risk	X	X
Depositary Receipts Risk		X
Dividends Risk	X	X
Emerging Markets Risk	X	X
Equity Securities Risk	X	X
Europe Risk	X	X
France Risk	X
Financial Companies Risk	X
Forward Foreign Currency Exchange Contracts Risk	X
Illiquid and Restricted Securities Risk	X
Index or Model Constituent Risk		X
Inflation Risk		X
Large Capitalization Companies Risk		X
Leverage Risk	X
Management Risk	X	X
Market Maker Risk		X
Market/Current Market Conditions Risk	X	X
New Fund Risk		X
Non-Diversification Risk		X
Non-U.S. Securities Risk	X	X
Operational Risk	X	X
Option Risk	X
Potential Conflicts of Interest Risk	X	X
Preferred Securities Risk		X
Premium/Discount Risk	X	X
REIT Risk	X	X
Significant Exposure Risk	X	X
Smaller Companies Risk		X
United Kingdom Risk	X
Trading Issues Risk		X
Valuation Risk	X

The following principal risks are applicable to each of the Target Fund and the Acquiring Fund. References below to the “Fund” apply to both the Target Fund and the Acquiring Fund.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities, and therefore the value of such investments or dividends in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Dividends Risk. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Fund’s performance.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting, auditing and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Europe Risk. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

Market Risk. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the securities exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on an exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, (in the case of the Acquiring Fund) given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds such as the Target Fund, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

REIT Risk. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

Significant Exposure Risk. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

The following principal risks are applicable to the Target Fund. References below to the “Fund” apply to the “Target Fund”.

Conversion Risk. The Fund’s Declaration of Trust provides that, during calendar year 2023, the Fund will call a meeting of shareholders at which the conversion of the Target Fund to an open-end management investment company will be submitted to a vote of the shareholders. The Fund will bear the costs associated with calling such shareholder meeting. Any borrowings or preferred shares of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund’s portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. The Fund also may incur increased expenses and may be required to sell portfolio securities at inopportune times.

France Risk. Investment in securities of French companies involve additional risks, including legal, regulatory, political, currency, security, and economic risk specific to France. The French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. In addition, France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.

Financial Companies Risk. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), and competition from new entrants and blurred distinctions in their fields of business.

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Option Risk. The Fund may write (sell) covered call options on a portion of the equity securities held in the Fund’s portfolio and certain broad-based indices. As the writer (seller) of a call option on portfolio equity securities, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of call options may limit the Fund’s ability to benefit from the full upside potential of its investment strategies. The value of call options written by the Fund may be affected by, among other factors, changes in the value of the underlying security (or securities) in relation to the strike price, changes in dividend rates of the underlying security (or securities), changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security (or securities), and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

Potential Conflicts of Interest Risk. First Trust, Janus Henderson and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Janus Henderson currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Janus Henderson) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Janus Henderson have a financial incentive to leverage the Fund.

United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. In addition, as the United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries, a prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy.

The United Kingdom’s official departure from the European Union (commonly referred to as “Brexit”) led to volatility in global financial markets, in particular those of the United Kingdom and across Europe, and the weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. Given the size and importance of the United Kingdom’s economy, uncertainty or unpredictability about its legal, political and/or economic relationships with Europe has been, and may continue to be, a source of instability and could lead to significant currency fluctuations and other adverse effects on international markets and international trade even under the post-Brexit trade guidelines. The negative impact of Brexit on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is not currently possible to determine the extent of the impact that Brexit may have on the Fund’s investments and this uncertainty could negatively impact current and future economic conditions in the United Kingdom and other countries, which could negatively impact the value of the Fund’s investments.

In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the United Kingdom economy.

Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

The following principal risks are applicable to the Acquiring Fund. References below to the “Fund” apply to the “Acquiring Fund”.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Index or Model Constituent Risk. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

New Fund Risk. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Smaller Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization and are applicable to both the Target Fund and the Acquiring Fund:

Anticipated Benefits Risk. Although it is anticipated that the Reorganization will lead to certain benefits for Target Fund shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk. In addition to the foregoing risks of investing in the Acquiring Fund, there is tax risk associated with the proposed Reorganization. Chapman and Cutler LLP is providing an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of Acquiring Fund’s counsel. The opinion of Acquiring Fund’s counsel’s is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country.

C. Information About the Reorganization

General

The Target Fund’s Declaration of Trust provides that, during calendar year 2023, the Target Fund will call a meeting of shareholders at which the conversion of the Target Fund to an open-end management investment company will be submitted to a vote of the shareholders. In consideration thereof, on March 21, 2023, the Target Board unanimously approved, and the shareholders of the Target Fund are being asked to approve, the Plan by and between the Target Fund and the ETF Trust, on behalf of its series, the Acquiring Fund, and the Reorganization contemplated therein. The board of trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. Abstentions, if any, will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

General. The Plan seeks to provide for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Target Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”), and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) immediately distribute such newly issued Acquiring Fund Shares to its shareholders. Such assumed liabilities include without limitation the Target Fund’s indemnification obligations to its trustees and officers. Shareholders of the Target Fund will receive a number of Acquiring Fund Shares equal in value to the aggregate net asset value of the Target Fund shares held immediately prior to the Closing Date (as defined below), with cash being distributed in lieu of any fractional shares. The value of the Target Fund’s net assets and liabilities will be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (the “Valuation Time”).

The closing date is expected to be during the fourth quarter of 2023 (the “Closing Date”). If the proposal to approve the Reorganization as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the Meeting. In the event that shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue in operation as a closed-end management investment company.

Acquiring Fund Shares to be Issued. The newly issued Acquiring Fund Shares in the Reorganization will be distributed (either directly or through an agent) to the Target Fund shareholders upon the conversion of their Target Fund shares in the names of and in the amounts due to the shareholders of the Target Fund based on their respective holdings in the Target Fund immediately prior to the closing of the Reorganization. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares.

The exchange of Target Fund shares for Acquiring Fund Shares through the Reorganization is expected to occur on a tax-free basis for federal income tax purposes, although Target Fund shareholders who receive cash for their fractional shares (as no fractional Acquiring Fund Shares will be distributed through the Reorganization) may incur certain tax liabilities. In the event Target Fund shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund shareholders, and each such Target Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of Target Fund shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Expenses. The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by the Target Fund, and therefore indirectly its shareholders. Direct Reorganization related expenses include, without limitation: (i) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (ii) postage; (iii) printing; (iv) accounting fees; (v) legal fees; (vi) solicitation costs; and (vii) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by the Target Fund will be approximately $434,500 (or $0.03 per Target Fund share). In addition, the Target Fund will bear additional indirect expenses, primarily relating to repositioning its portfolio in advance of the Reorganization. However, First Trust and the Target Board believe that the benefits of the Reorganization, including the anticipated significant reduction in the trading discount of the Target Fund’s shares and the lower ongoing expenses of the Acquiring Fund, will offset the costs of the Reorganization.

Amendments. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Funds as specifically authorized by each board of trustees of the Funds. Notwithstanding the foregoing, following the receipt of Target Fund shareholder approval of the Plan, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the shareholders of the Target Fund under the Plan to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Plan, the closing of the Reorganization is subject to the satisfaction or waiver (if permissible) of certain conditions, which include: (i) the requisite approval of the Plan by the shareholders of the Target Fund; (ii) the delivery of all required consents, orders and permits of federal, state and local regulatory authorities; (iii) the receipt by each Fund of customary legal opinions; and (iv) each Fund’s receipt of an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes (which condition to receive such opinion may not be waived).

Termination. The Plan may be terminated by the mutual agreement of the parties and may be effected by the President or any Vice President of the Target Fund and Acquiring Fund, respectively, without further action by either the Target Board or the ETF Trust Board. Additionally, the Plan may be terminated by either Fund, at its option, at or before the closing of the Reorganization due to: (i) a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the closing of the Reorganization, if not cured within 30 days of notification to the breaching party and prior to the closing of the Reorganization; (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iii) a determination by the board of trustees of either the Target Fund or the ETF Trust, on behalf of its series, the Acquiring Fund, that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

On March 21, 2023, the Target Board and the ETF Trust Board approved the proposal to convert the Target Fund from a closed-end management investment company to an open-end management investment company by reorganizing the Target Fund into the Acquiring Fund, an exchange-traded fund to be organized as a new series of the ETF Trust (the Target Fund and the Acquiring Fund are each referred to herein as a “Fund” and collectively as the “Funds,” and such transaction is referred to herein as the “ETF Conversion”). (The Target Board and the ETF Trust Board are comprised of the same six individuals and are referred to herein as the “Board.”) For the reasons discussed below, among others, the Board determined that the ETF Conversion would be in the best interests of the Target Fund and the Acquiring Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the ETF Conversion.

The ETF Conversion is being submitted to a vote of shareholders of the Target Fund in consideration of the Target Fund’s Declaration of Trust, which requires the Target Fund to call a meeting of shareholders during the 2023 calendar year for the purpose of voting on a proposal to convert the Target Fund from a “closed-end company” to an “open-end company,” as those terms are defined in the 1940 Act (such requirement of the Declaration of Trust referred to herein as the “FDEU Contingent Conversion Feature”). The Board considered the FDEU Contingent Conversion Feature and other matters relating to the Target Fund over the course of a series of meetings held during the period from December 2022 through March 2023.

In connection with the meetings at which the FDEU Contingent Conversion Feature and other matters relating to the Target Fund, including the ETF Conversion, were discussed, First Trust, the investment adviser for the Target Fund and the proposed investment adviser for the Acquiring Fund, provided the Board with a variety of materials relating to such matters, including information relating to, among other things, the Target Fund’s structure as a closed-end fund, performance, use of leverage, distribution rate, trading discount, portfolio construction and investment strategy and anticipated changes if the Target Fund were to be converted to an open-end fund. First Trust also discussed other options and considerations with the Board at the meetings. Ultimately, at the March 21, 2023 meeting, based on all the information reviewed and the matters discussed at the meetings, First Trust expressed its belief that the Board should recommend that shareholders of the Target Fund approve the ETF Conversion. In connection with the meetings, the Trustees who are not “interested persons” of the Target Fund and the ETF Trust (as defined in the 1940 Act) (referred to herein as the “Independent Trustees”) met in private sessions and reviewed the information provided and the matters discussed with their independent legal counsel.

Based upon all the information provided and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the ETF Conversion, and determined that the ETF Conversion would be in the best interests of the Target Fund and the Acquiring Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the ETF Conversion. Accordingly, the Board recommends that shareholders of the Target Fund approve the ETF Conversion.

In determining to recommend that shareholders of the Target Fund approve the ETF Conversion, the Board considered, among other things, the following factors:

•	ETF Structure; Reduction of Trading Discount. The Board considered the benefits of an open-end ETF structure to the Target Fund and its shareholders versus the current closed-end fund structure. The Board noted that an open-end ETF structure would allow the Target Fund’s shareholders to exit the Fund by selling their shares in the secondary market at or near the Fund’s NAV, which would provide a meaningful one-time investment return represented by the current trading discount. The Board noted that the Target Fund’s shares have historically traded at a discount from their NAV in the current closed-end fund structure, including at a discount of -9.44% as of March 13, 2023. The Board considered that an open-end ETF structure would continue to provide intra-day liquidity at or near NAV for shareholders who remain in the Acquiring Fund. The Board also noted the favorable tax attributes and the daily portfolio holdings transparency that the open-end ETF structure would provide. Finally, the Board considered the material reduction in expenses that would result from reorganizing the Target Fund into the Acquiring Fund, noting the reduction from the Target Fund’s current annual advisory fee rate of 1.10% of Managed Assets (which translated into 1.45% of net assets for the most recent fiscal year) and a total annual expense ratio of 1.76% on Managed Assets, as of December 31, 2022 (which translated into 2.32% of net assets for the most recent fiscal year) to the Acquiring Fund’s proposed annual unitary fee starting at an annual rate of 0.85% of the Acquiring Fund’s average daily net assets, subject to a breakpoint schedule pursuant to which the unitary fee rate would be reduced as assets of the Acquiring Fund meet certain thresholds, representing a reduction in the total expense ratio of 0.91% on Managed Assets (and 1.47% on net assets). Conversely, the Board considered First Trust’s discussion of the benefits of the current closed-end fund structure, including the Target Fund’s ability to use leverage. The Board took into account First Trust’s statement that the Target Fund’s use of leverage enhances the Target Fund’s ability to generate income, enables the construction of a higher beta portfolio to increase potential capital appreciation in up markets and provides the potential for greater total return. The Board also noted that leverage can magnify losses in a down market. The Board considered the Target Fund’s above-market distribution rate and First Trust’s statement that income generation is historically a key feature for closed-end funds and is often the primary reason why investors buy closed-end funds. The Board also considered First Trust’s statement indicating that because closed-end funds are not continuously offered and therefore do not have daily subscriptions and redemptions, they are able to avoid portfolio trading costs associated with managing flows.

•	Comparison of Fees and Expense Ratios. The Board considered comparative expense information for the Target Fund and the Acquiring Fund, including comparisons between the current advisory fee rate and total (net) expense ratio for the Target Fund and the proposed unitary fee rate for the Acquiring Fund. The Board considered that the proposed unitary fee rate for the Acquiring Fund would be materially lower than the current advisory fee rate and total (net) expense ratio for the Target Fund, as noted above, and that shareholders of the Target Fund were expected to enjoy significant cost savings as a result of the ETF Conversion. The Board noted that the unitary fee rate schedule for the Acquiring Fund would include breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Acquiring Fund meet certain thresholds.
•	Compatibility of Portfolio Management Team, Investment Objectives and Policies; Ongoing Demand. The Board considered the proposed portfolio management team, investment objective and strategy for the Acquiring Fund and how they compared to those of the Target Fund. The Board considered that the Acquiring Fund, like the Target Fund, would be sub-advised by Janus Henderson Investors US LLC and managed by the same portfolio management team. The Board noted that the Acquiring Fund’s proposed investment objective would be to seek to provide capital appreciation and current income, while the Target Fund’s investment objective is to provide a high level of current income with a secondary focus on capital appreciation. With respect to income generation, the Board considered that although dividend income would remain an important part of the Acquiring Fund’s investment objective and strategy, the Acquiring Fund’s distribution yield was expected to be lower than the Target Fund’s current distribution yield, primarily as a result of removing leverage and ceasing the option overlay strategy in connection with the conversion to the Acquiring Fund. However, the Board considered that, based on information provided by First Trust, the Acquiring Fund is still expected to offer an above-market distribution yield. The Board noted that although the proposed strategy for the Acquiring Fund would broaden the Target Fund’s current mandate from European equities to global equities, the Acquiring Fund would still invest significantly in European equities. The Board also noted that the Acquiring Fund would not utilize an option overlay strategy in order to avoid capping the potential equity upside of the strategy. The Board considered the potential for significant outflows of assets from the Acquiring Fund after the conversion and considered First Trust’s expectations regarding new investor demand for the Acquiring Fund due to the amount of assets in the global equity income segment of the market and the strong track record of the strategy and that First Trust believed it could attract new assets into the Acquiring Fund.

•	Fund Performance and Distribution Rates. The Board reviewed the historical performance of the Target Fund and the historical performance of an account managed in the proposed strategy for the Acquiring Fund, noting that the historical investment returns of the proposed strategy for the three-year and five-year periods ended February 28, 2023 were more favorable compared to the investment returns of the Target Fund over the same periods. The Board also compared the strategies’ distribution rates, noting that although the Acquiring Fund is expected to have a lower yield than the Target Fund (primarily attributable to the Target Fund’s leverage structure), based on information provided by First Trust, the Acquiring Fund is still expected to offer an above-market yield.

•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted First Trust’s statement that the ETF Conversion will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that the Target Fund and the Acquiring Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted First Trust’s statement that the Target Fund’s capital loss carryforwards could be transferred to the Acquiring Fund in the ETF Conversion.

•	Expenses of the ETF Conversion. The Board noted that the estimated direct costs of the ETF Conversion were proposed to be borne by the Target Fund. The Board also noted the estimated indirect costs to be borne by the Target Fund as a result of portfolio repositioning and the removal of leverage prior to the ETF Conversion. The Board considered that a significant portion of the Target Fund’s investment portfolio was expected to be sold prior to the closing of the ETF Conversion and that these sales were expected to result in brokerage commissions and other costs to be borne by the Target Fund. The Board also noted that the Target Fund is a leveraged closed-end fund and that the Target Fund would need to eliminate its leverage prior to the closing of the ETF Conversion, which would require further sales of portfolio securities and related transaction costs to the Target Fund. The Board noted First Trust’s estimate that shareholders of the Target Fund who continue as shareholders of the Acquiring Fund after the ETF Conversion would recoup the direct and indirect costs of the ETF Conversion in approximately four to nine months, depending on the level of outflows following the ETF Conversion, due to the lower total (net) expense ratio of the Acquiring Fund. The Board determined that the benefits expected to be realized by shareholders of the Target Fund, including the ability to exit the Fund by selling their shares in the secondary market at or near the Fund’s NAV and the material fee and expense reduction, would justify the costs to be borne by the Target Fund.
•	Alternatives to the ETF Conversion. The Board noted First Trust’s consideration of alternatives to the ETF Conversion, including (1) liquidating the Target Fund and First Trust’s determination that this alternative would result in a taxable event for shareholders and remove their invested capital from the market, and (2) merging the Target Fund into another fund and First Trust’s determination that the ETF Conversion would be favorable given the historical performance track record of the Acquiring Fund’s strategy.
•	Terms and Conditions of the ETF Conversion. The Board considered the terms and conditions of the ETF Conversion and whether the ETF Conversion would result in the dilution of the interests of existing shareholders of the Target Fund in light of the basis on which shares of the Acquiring Fund will be issued to the Target Fund as contemplated in the ETF Conversion.

In addition, since the fourth quarter of 2022, the Target Fund has been subject to an ongoing activist campaign by Bulldog Investors, LLP (including its affiliates, “Bulldog”) pursuing an objective to capture a one-time investment return represented by the Target Fund’s trading discount through the FDEU Contingent Conversion Feature. The Board noted the significant costs already incurred in connection with Bulldog’s campaign and the potential for further significant costs associated with litigation being threatened by Bulldog related to its attempt to nominate its own slate of trustees for the Target Fund’s annual shareholder meeting and the Target Fund’s control share by-law provisions. The Board considered that because Bulldog is pursuing a stated objective of open-ending the Target Fund, the ETF Conversion may have the additional benefits of avoiding costly litigation being threatened by Bulldog as well as costly future proxy contests waged by Bulldog or other activist investors if the Target Fund maintains its current closed-end structure.

Based upon on all of the foregoing considerations, the Board approved the ETF Conversion, including the proposed Agreement and Plan of Reorganization and the ETF Conversion contemplated thereby, and determined that the ETF Conversion would be in the best interests of the Target Fund and the Acquiring Fund. The Board also determined that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the ETF Conversion. The Target Board, including the Independent Trustees, unanimously recommends that shareholders of the Target Fund approve the ETF Conversion.

Capitalization

The following table sets forth the unaudited capitalization of the Target Fund as of June 30, 2023 and the pro forma capitalization of the Acquiring Fund as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

Shareholders’ Equity:	Target Fund[1]	Acquiring Fund (pro forma)[1]

Net Asset Value per Share, $0.01 par value per share, 17,231,908 shares outstanding for the Target Fund, $0.01 par value per share, 17,231,908 shares outstanding for the Acquiring Fund (pro forma)	$13.65	$13.65

Net Assets	$235,283,165	$235,283,165

(1)       These amounts include estimated Reorganization expenses of $434,500 (or approximately $0.03 per Target Fund share) and repositioning costs of $750,000 (or approximately $0.04 per Target Fund share).

Description of the Shares to be Issued by the Acquiring Fund

General. As a general matter, the shares of the Target Fund and the Acquiring Fund have similar voting rights (with certain differences noted in the chart under “Additional Information About the Target Fund and Acquiring Fund—Charter Documents”) and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote.

Under the charter documents of the Target Fund, shareholders of the Target Fund are not entitled to dissenter’s rights of appraisal with respect to the Reorganization. Shareholders of the Target Fund, however, may sell their shares on the NYSE until the closing date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which is anticipated to be listed and traded on the NYSE Arca.

On June 22, 2023, the Target Board determined to rescind the control share provisions in the By-Laws of the Target Fund. Under such control share provisions, a holder of shares of the Target Fund who obtained beneficial ownership of Target Fund shares in excess of certain pre-defined thresholds could exercise voting rights with respect to such shares only to the extent authorized by the Target Fund’s non-interested shareholders. Target Fund shareholders are no longer subject to such provisions. Neither of the Target Fund or the Acquiring Fund’s organizational documents include any control share provisions.

The shares of the Target Fund are currently listed and traded on the NYSE under the symbol “FDEU”. If the Reorganization is consummated, Target Fund shares will no longer be listed on the NYSE and the Target Fund will be dissolved, liquidated and terminated as provided in the Plan. It is anticipated that the shares of the Acquiring Fund will be listed and traded on the NYSE Arca under the symbol “[      ]”. Reports, proxy materials and other information concerning the Target Fund, and the Acquiring Fund after it is listed, may be inspected at the offices of the NYSE and NYSE Arca, respectively.

The Acquiring Fund Shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive, conversion or exchange rights, except as the ETF Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Fund and the Acquiring Fund is available under “Additional Information About the Target Fund and the Acquiring Fund—Charter Documents.”

Distributions and Dividend Reinvestment Plan. The Target Fund has adopted a Managed Distribution Policy. Under the Managed Distribution Policy, the Target Fund currently pays a monthly distribution in the amount of $0.07 per share, a portion of which may include long-term capital gains. The inclusion of long-term capital gains may result in a reduction of the long-term capital gain distribution necessary at the end of the year, since it will be distributed throughout the year.

Dividends from net investment income of the Acquiring Fund, if any, are expected to be declared and paid quarterly by the Acquiring Fund. The Acquiring Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions in cash from the Acquired Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	the transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;
(b)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;
(c)	no gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund;
(d)	no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;
(e)	the aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization; and

(f)	the basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions with respect to the tax opinions.

While Target Fund shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Proposal relating to the Reorganization presented herein is approved by the shareholders of the Target Fund, the Target Fund will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the closing of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies and Management of the Funds

General Comparison of the Target Fund and Acquiring Fund

The Target Fund is a diversified, closed-end management investment company, organized as a Massachusetts business trust. The Acquiring Fund is a newly created, non-diversified, actively managed ETF that is a series of the ETF Trust, an open-end management investment company organized as a Massachusetts business trust.

Closed-end funds are generally traded on an exchange and do not redeem outstanding shares or engage in the continuous sale of new shares. Persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions), which may be more (a premium) or less (a discount) than the net asset value per share. As of April 28, 2023 the Target Fund traded at a 6.12% discount to NAV. See “—Share Price Data” below. Closed-end funds, including the Target Fund, typically also utilize leverage to try and increase returns and/or current income. In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return of the closed-end fund will be less than if leverage had not been used.

ETF shares trade on a securities exchange, and generally persons buying and selling ETF shares may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commission). Unlike closed-end funds, ETFs also issue and redeem shares on a continuous basis at net asset value in large blocks consisting of a specified number of shares (i.e., a Creation Unit). The Creation Unit feature of an ETF is designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions (such as those that occur in a conventional mutual fund). Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Acquiring Fund’s shares may trade at a price greater than (premium) or less than (discount) the Acquiring Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Acquiring Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Acquiring Fund’s most recent fiscal year, will be available online at https://www.ftportfolios.com/Retail/etf/home.aspx. The Acquiring Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

Share Price Data. The following table sets forth for the periods indicated therein, with respect to the Target Fund, the following: (i) the high and low sales price for common shares reported as of the end of the day on the NYSE; (ii) the high and low net asset value of the common shares; and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares. Because the Acquiring Fund has not yet commenced operations, no table has been provided for the Acquiring Fund.

Target Fund

	Market Price(1)		Net Asset Value(2)		Premium/(Discount) as a % of Net Asset Value(3)
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2023	$13.21	$12.55	$14.05	$13.15	(5.98)%	(4.56)%
March 31, 2023	$12.74	$11.11	$13.52	$12.60	(5.77)%	(11.83)%
December 31, 2022	$11.48	$9.51	$13.03	$10.71	(11.90)%	(11.20)%
September 30, 2022	$11.63	$9.48	$13.09	$10.76	(11.15)%	(11.90)%
June 30, 2022	$12.74	$10.90	$14.43	$12.60	(11.71)%	(13.49)%
March 31, 2022	$14.06	$11.23	$15.42	$12.57	(8.82)%	(10.66)%
December 31, 2021	$13.34	$12.18	$15.04	$14.00	(11.30)%	(13.00)%
September 30, 2021	$13.80	$12.79	$15.34	$14.46	(10.04)%	(11.55)%
June 30, 2021	$13.98	$12.75	$15.47	$14.43	(9.63)%	(11.64)%
March 31, 2021	$12.88	$11.71	$14.49	$13.38	(11.11)%	(12.48)%
(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the net asset value on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. eastern time).
(3)	Calculated based on the information presented.

Principal Investment Strategies and Policies

The Funds have similar investment objectives, as shown below:

Investment Objectives
Target Fund	Acquiring Fund
The Target Fund’s primary investment objective is to seek a high level of current income. The Target Fund has a secondary objective of capital appreciation.	The Acquiring Fund’s investment objective is to seek income with the potential for capital growth over the long-term.

In furtherance of these investment objectives, the Acquiring Fund and Target Fund use the below principal investment strategies and policies.

Principal Investment Strategies and Policies

While certain of the principal investment strategies of the Target Fund and Acquiring Fund are similar, the investments of the Acquiring Fund could be substantially different from those of the Target Fund. Both Target Fund and Acquiring Fund are managed by the same investment advisor and sub-advisor.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The Target Fund seeks to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stock that pay dividends, depositary receipts and REITs. The Target Fund will seek to focus its equity investments on income-producing securities and will limit its investments in preferred securities, depositary receipts and REITs, in each case, to no more than 20% of its Managed Assets.

European companies are defined to include any company that meets one or both of the following tests: (i) its primary business office is located in Europe; or (ii) the principal trading market of its stock is located in Europe. The Target Fund will limit its investments in a single country to no more than 40% of its Managed Assets. The Target Fund focuses its European investments on companies located in Western European countries, such as the United Kingdom, Ireland, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy, Greece and Spain, but it may also invest in companies located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland. Certain of the European countries in which the Target Fund may invest are considered to be emerging market countries. The Target Fund limits its investments in emerging market countries in the aggregate to no more than 20% of its Managed Assets. The Target Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Target Fund considers an “emerging market issuer” to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. In selecting income-producing equity securities, the Target Fund seeks to invest in securities of companies that the portfolio managers of the Target Fund believe have attractive long-term business prospects to produce high levels of dividend income as well as securities that the portfolio managers believe offer the potential for growth of income.

Under normal market conditions, the Acquiring Fund seeks to invest primarily in income-producing equity securities. Such equity securities may include common stock, depositary receipts (such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)), preferred securities and REITs. The Acquiring Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Acquiring Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Acquiring Fund may invest up to 20% of its net assets in emerging market countries at the time of purchase.

The Acquiring Fund is actively managed by the Acquiring Fund’s investment sub-advisor, Janus Henderson Investors US LLC, and seeks to achieve its investment objective by investing in a portfolio of dividend-paying equity securities, with an emphasis on those companies that can provide stable and growing dividends (“Quality Income”). The Sub-Advisor will assess each security’s Quality Income suitability based on the following fundamental factors: (1) high or improving return on equity (“ROE”) and/or return on invested capital (“ROIC”); (2) financial leverage ratio; and (3) dividend payout ratio. The desired outcome of this focus is to seek companies which are able to maintain and/or grow dividend payments to shareholders without compromising their financial stability. A company’s ROE is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share and is considered a gauge of a corporation’s profitability and how efficient it is in generating profits. The higher the ROE, the more efficient a company’s management is at generating income and growth from its equity financing. ROIC is calculated by dividing a company’s net operating profit after tax by invested capital and gives a sense of how well a company is using its capital to generate profits. Comparing a company’s ROIC with its weighted average cost of capital reveals whether invested capital is being used effectively. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. A company’s pay-out ratio is the proportion of earnings a company pays its shareholders in the form of dividends, expressed as a percentage of the company’s total earnings.

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

The Target Fund utilizes a dynamic currency hedging process, which includes, at the discretion of the portfolio managers, the use of forward foreign currency exchange contracts to hedge a portion of the Target Fund’s currency exposure. The Target Fund’s currency exchange transactions will be used for hedging or currency risk management purposes (e.g., to protect the value of its portfolio against uncertainty in the level of future currency exchange rates) and not in order to speculate on currency exchange rate movements. The portfolio managers of the Target Fund adjust the extent to which the Target Fund utilizes currency hedging transactions on an ongoing basis based on, among other things, their view of market conditions, currency exchange rates and the currency exposure of the Target Fund’s portfolio investments. As a result of the dynamic currency hedging process, the portion of the Target Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. The Target Fund may have higher returns than an equivalent non-currency hedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Target Fund may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Target Fund if the value of the hedged currency increases. Although the Target Fund seeks to minimize the impact of currency fluctuations on Target Fund returns, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations.

The Target Fund:

•       May invest, under normal market conditions, 20% of its managed assets in domestic and foreign fixed income securities of any maturity and credit quality, including corporate and government debt securities.

•       May invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid.

•       May invest, without limit, in securities that have not been registered under the Securities Act of 1933, as amended, and continue to be subject to restrictions on resale; securities held by control persons of the issuer of such securities; and securities that are subject to contractual restrictions on their resale (collectively, “restricted securities”). However, restricted securities determined by the Advisor or the Sub-Advisor to be illiquid are subject to the above limitation on the amount of illiquid securities in which the Target Fund may invest.

Although the Acquiring Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size. The Sub-Advisor may also seek to invest across geographic regions and investment industries in seeking to provide returns or reduce portfolio risks. Certain of the Acquiring Fund’s investments may be denominated in a foreign currency.

As of ______, 2023, the Acquiring Fund is expected to have significant investments in European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.

The Acquiring Fund is classified as “non-diversified” under the 1940 Act

Target Fund – Principal Investment Policies	Acquiring Fund – Principal Investment Strategies

To generate additional income, the Target Fund may write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. The Target Fund’s use of the Option Overlay Strategy may vary from time to time depending on market conditions and other factors. The Option Overlay Strategy seeks to generate gains from option premiums in an attempt to enhance amounts available for distributions payable to the Target Fund’s shareholders; however, there is no assurance that the Option Overlay Strategy will achieve this objective. The Target Fund’s use of the Option Overlay Strategy may limit the Target Fund’s ability to benefit from the full upside potential of its equity investments.

To the extent the Target Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Target Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Target Fund’s level of exposure to derivative instruments.

Unless otherwise stated, all investment restrictions above apply at the time of purchase and the Target Fund will not be required to reduce a position due solely to market value fluctuations.

The Target Fund’s investment policies may be changed by the Target Board without a shareholder vote, provided that shareholders receive at least 60 days’ prior notice of any change.

A key difference between the Funds’ investment strategies is that the Acquiring Fund’s geographic focus for its equity securities may extend beyond European companies. The Target Fund additionally utilizes the following principal strategies (as noted above) that are not utilized by the Acquiring Fund: (i) a dynamic currency hedging process; (ii) its Option Overlay Strategy; and (iii) the use of leverage.

Additional Information Regarding Principal Investment Strategies for the Acquiring Fund. The Acquiring Fund is a series of the ETF Trust and is regulated as an “investment company” under the 1940 Act. The Acquiring Fund is actively managed and does not seek to track the performance of an index. The Acquiring Fund’s investment objective to provide income with the potential for capital growth over the long-term is fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Acquiring Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this Proxy Statement/Prospectus and the SAI are non-fundamental and may be changed by the ETF Trust Board without shareholder approval. If there is a material change to the Acquiring Fund’s principal investment strategies, you should consider whether the Acquiring Fund remains an appropriate investment for you. There is no guarantee that the Acquiring Fund will achieve its investment objective.

While it is not expected that the Acquiring Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Acquiring Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional Information About the Acquiring Fund’s Strategy. Under normal market conditions, the Acquiring Fund seeks to primarily invest in income-producing equity securities. Such equity securities may include common stock, depositary receipts (such as ADRs and GDRs), preferred securities and REITs. The Acquiring Fund invests in U.S. and non-U.S. issuers and will typically invest at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Acquiring Fund has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Acquiring Fund may invest up to 20% of its net assets in emerging market countries at the time of purchase.

The Acquiring Fund is actively managed by the Sub-Advisor and seeks to achieve its investment objective by investing in a portfolio of dividend-paying equity securities, with an emphasis on those companies that can provide stable and growing dividends (“Quality Income”). The Sub-Advisor will assess each security’s Quality Income suitability based on the following fundamental factors: (1) high or improving return on equity (“ROE”) and/or return on invested capital (“ROIC”); (2) financial leverage ratio; and (3) dividend payout ratio. The desired outcome of this focus is to seek companies which are able to maintain and/or grow dividend payments to shareholders without compromising their financial stability. A company’s ROE is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share and is considered a gauge of a corporation’s profitability and how efficient it is in generating profits. The higher the ROE, the more efficient a company’s management is at generating income and growth from its equity financing. ROIC is calculated by dividing a company’s net operating profit after tax by invested capital and gives a sense of how well a company is using its capital to generate profits. Comparing a company’s ROIC with its weighted average cost of capital reveals whether invested capital is being used effectively. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. A company’s pay-out ratio is the proportion of earnings a company pays its shareholders in the form of dividends, expressed as a percentage of the company’s total earnings.

In selecting investments for the Acquiring Fund, the portfolio managers seek to identify equity securities (including common stock and preferred securities) of companies, as well as REITS, with attractive long-term business prospects that generate profits and produce attractive levels of dividend income. Although the Acquiring Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the portfolio managers believe that focusing on dividend-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well established, undervalued companies that the portfolio managers believe offer the potential for income and long-term capital appreciation). The portfolio managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Acquiring Fund will generally consider selling a security when, in the portfolio managers’ opinion, there is a risk of significant deterioration in the company’s fundamentals, there is a change in business strategy or issuer-specific business outlook that affects the original investment case, or if a superior investment opportunity arises.

Although the Acquiring Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size. The Sub-Advisor may also seek to invest across geographic regions and investment industries in seeking to provide returns or reduce portfolio risks. Certain of the Acquiring Fund’s investments may be denominated in a foreign currency. The Acquiring Fund may utilize derivative instruments (including forwards contracts, futures contracts and forward foreign currency exchange contracts) to engage in hedging activity with respect to such investments denominated in foreign currencies as well as to efficiently manage its portfolio.

The Acquiring Fund is classified as “non-diversified” under the 1940 Act.

Principal Investments

The following table provides a comparison of the principal investments of the Target Fund and Acquiring Fund to aid in your evaluation of the Reorganization.

Principal Investment	Target Fund	Acquiring Fund
Common Stock	X	X
Depositary Receipts		X
REITs	X	X
Preferred Stock	X	X
Option Contracts	X
Foreign Currencies and Related Transactions	X

Below are the principal investments of both the Target Fund and the Acquiring Fund. References below to the “Fund” apply to both the Target Fund and the Acquiring Fund.

Common Stock. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stockholders generally have voting rights. Typically, common stockholders are entitled to one vote per share to elect the board of directors of the issuer (although the number of votes is not always directly proportionate to the number of shares owned). Common stockholders also receive voting rights regarding other matters, such as mergers and other extraordinary matters. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure but have priority over common stockholders. Preferred stock represents an equity ownership interest in an issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from the liquidation of the issuer. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer's financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.

REITs. The Fund may invest in REITs. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax requirements.

Below are the principal investments of the Target Fund only.

Option Contracts. To generate additional income, the Target Fund writes (or sells) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. The types of securities represented in the broad-based securities indices upon which the Target Fund may write options will typically include equity securities of European companies, and examples of such indices include, but are not limited to, Euro Stoxx 50®, CAC 40 and DAX. The Target Fund’s call options would give the option holders the right, but not the obligation, to purchase the security (or the cash value of the index) underlying the option at a specified price (the “strike price”) on one or more future dates (each, an “exercise date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the market price for the underlying securities (including those comprising an index) and the strike price, as well as the time remaining until the expiration date. Other principal factors affecting the market value of a call option include supply and demand, interest rates and the current market price and price volatility of the underlying security. The Target Fund’s call options may be traded on an exchange or in the over-the-counter markets.

The Target Fund will write a call option on an individual security only if the Target Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor or the Sub-Advisor (in accordance with procedures approved by the board of trustees) in such amount are segregated by the Target Fund's custodian) upon conversion or exchange of other securities held by the Target Fund. The Target Fund will write a call option on an index only if the Target Fund segregates or earmarks liquid assets with its custodian in an amount equal to the contract value of the index.

If an option written by the Target Fund expires unexercised, the Target Fund will realize on the expiration date a capital gain equal to the premium received by the Target Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Target Fund desires. The Target Fund may sell call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call option purchased.

The Target Fund also may write (sell) call options on broad-based securities indices. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than the exercise price of the option.

The Target Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.

Foreign Currencies and Related Transactions. The Target Fund’s shares are priced in U.S. dollars and the distributions paid by the Target Fund are paid in U.S. dollars. However, a substantial portion (if not all) of the Target Fund's assets may be denominated in foreign currencies and the income received by the Target Fund from its foreign investments may be paid in foreign currencies. The Target Fund's investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

The Target Fund uses forward foreign currency exchange contracts for hedging or currency risk management purposes (e.g., to protect the value of its portfolio against uncertainty in the level of future currency exchange rates) and not in order to speculate on currency exchange rate movements. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed. A forward foreign currency exchange contract may reduce the Target Fund's exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Target Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. At the maturity of a forward contract to deliver a particular currency, the Target Fund may either sell portfolio securities denominated in such currency and make delivery of the currency, or it may retain the securities and acquire the currency on the spot market, negotiate to roll over the contract into a new forward contract with a new future settlement date or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Target Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Target Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Target Fund is obligated to deliver. There can be no assurance that new forward contracts or offsets will be available to the Target Fund. The Target Fund will segregate with its custodian liquid assets of the Target Fund having a value equal to the Target Fund's commitment under its forward contracts.

If the Target Fund retains the portfolio security and engages in an offsetting transaction, the Target Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Target Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Target Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Target Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Target Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Target Fund of unrealized profits or force the Target Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

The Target Fund will hedge against fluctuations in the relative value of foreign currencies to which it is exposed against the U.S. dollar. The Target Fund may have higher returns than an equivalent non-currency hedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Target Fund may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Target Fund if the value of the hedged currency increases. Moreover, it may not be possible for the Target Fund to hedge against a devaluation that is so generally anticipated that the Target Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Although the Target Fund seeks to minimize the impact of currency fluctuations on Target Fund returns, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations or prevent losses. The return of the forward foreign currency exchange contracts may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar. The cost to the Target Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, there are typically no fees or commissions involved. The Target Fund will only enter into forward foreign currency exchange contracts with parties which it believes to be creditworthy. Suitable hedging transactions may not be available in all circumstances. These transactions may not be successful and may eliminate any chance for the Target Fund to benefit from favorable fluctuations in relevant foreign currencies.

Below are the principal investments of the Acquiring Fund only.

Depositary Receipts. The Acquiring Fund may invest in depositary receipts (such as ADRs and GDRs). Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

Non-Principal Investments

Below are the non-principal investments of the Acquiring Fund:

Derivative Instruments. The Fund may invest in derivative instruments, including forwards contracts, futures contracts and forward foreign currency exchange contracts. The Fund may utilize such derivatives to engage in hedging activity with respect to such investments denominated in foreign currencies as well as to efficiently manage its portfolio. A futures contract is typically a standardized exchange-traded contract that calls for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract.

To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Cash Equivalents and Short-Term Investments. Normally, the Acquiring Fund invests substantially all of its assets to meet its investment objective. The Acquiring Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. Cash equivalents include the following: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit, fixed time deposits, and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody's Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Advisor or Sub-Advisor; (iv) repurchase agreements; and (v) money market mutual funds. The percentage of the Acquiring Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Acquiring Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Acquiring Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Acquiring Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Illiquid Investments. The Acquiring Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the SEC’s standard applicable to investment companies, i.e., any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid investments may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, that are deemed to be illiquid, and certain repurchase agreements, among others.

Non-Principal Risks

Below are the non-principal risks of the Acquiring Fund:

Borrowing and Leverage Risk. If the Acquiring Fund borrows money, it must pay interest and other fees, which may reduce the Acquiring Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Acquiring Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Acquiring Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Acquiring Fund’s asset coverage to less than the prescribed amount.

Cash Transactions Risk. The Acquiring Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Acquiring Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Acquiring Fund will generally cause the Acquiring Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Acquiring Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Acquiring Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Acquiring Fund’s shares than for ETFs that distribute portfolio securities in-kind.

Dependence on Key Personnel Risk. The Acquiring Fund is dependent upon the experience and expertise of the Acquiring Fund’s portfolio managers in providing advisory services with respect to the Acquiring Fund’s investments. If the Sub-Advisor were to lose the services of the portfolio managers, its ability to service the Acquiring Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for a portfolio manager in the event of his death, resignation, retirement or inability to act on behalf of the Sub-Advisor.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Acquiring Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, the Acquiring Fund fails to qualify as a regulated investment company under the applicable tax laws, the Acquiring Fund would be taxed as an ordinary corporation. In such circumstances, the Acquiring Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Acquiring Fund, exceeding the amount of the margin paid. Forward contracts can increase the Acquiring Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, currency risk, market risk, and interest rate risk, while also exposing the Acquiring Fund to counterparty risk, liquidity risk and valuation risk, among others.

Forward Foreign Currency Exchange Contracts Risk. The Acquiring Fund may invest in forward foreign currency exchange contracts. In connection with its trading in forward foreign currency contracts, the Acquiring Fund will contract with a foreign or domestic bank, or a foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. Forward foreign currency exchange contracts may limit any potential gain that might result should the value of the underlying currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Acquiring Fund will have flexibility to roll-over a forward foreign currency exchange contract upon its expiration if it desires to do so.

Futures Contracts Risk. The Acquiring Fund may enter into futures contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset by one party to another at a certain price and date, or cash settlement of the terms of the contract. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Acquiring Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time. If the Acquiring Fund uses futures contracts for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Acquiring Fund’s investments that are the subject of such hedge. The prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets are subject to margin deposit requirements less onerous than margin requirements in the securities markets in general. As a result, futures markets may attract more speculators than the securities markets. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Acquiring Fund’s portfolio managers still may not result in a successful derivatives activity over a very short time period. The Commodity Futures Trading Commission and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. It is possible that, as a result of such limits, the Acquiring Fund will be precluded from taking positions in certain futures contracts it might have otherwise taken to the disadvantage of shareholders.

International Closed Market Trading Risk. Because securities held by the Acquiring Fund trade on non-U.S. exchanges that are closed when the Acquiring Fund’s primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Acquiring Fund’s quote from the closed foreign market) used for purposes of calculating the Acquiring Fund’s net asset value, resulting in premiums or discounts to the Acquiring Fund’s net asset value that may be greater than those experienced by other exchange-traded funds. In addition, shareholders may not be able to purchase and sell shares of the Acquiring Fund on days when the net asset value of the Acquiring Fund could be significantly affected by events in the relevant foreign markets.

Issuer Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Legislation/Litigation Risk. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Acquiring Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Acquiring Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Acquiring Fund to lose value or may result in higher portfolio turnover if the Sub-Advisor determines to sell such a holding.

Fundamental Investment Policies

Each of the Target Fund and the Acquiring Fund are subject to the below fundamental investment policies. Each of the fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.”

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
The Fund may not issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; or (iii) the borrowings permitted by the investment restriction set forth immediately below;	The Fund may not issue senior securities, except as permitted under the 1940 Act.	Substantially similar except that the Target Fund allows the issuance of preferred shares, subject to certain limitations, and indebtedness, subject to certain limitations.
The Fund may not borrow money, except as permitted by the Investment Company Act of 1940, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;	The Fund may not borrow money, except as permitted under the 1940 Act.	Substantially similar.
The Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.	Substantially similar.

The Fund may not purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	Substantially similar.

Fundamental Investment Policies
Target Fund	Acquiring Fund	Comparison
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).	Substantially similar.
The Fund may not make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objectives, policies and limitations; and	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund's total assets.	Substantially similar, except that the Acquiring Fund states a 33⅓% limitation with respect to the lending of portfolio securities.
The Fund may not concentrate (invest 25% or more of the Fund’s total assets) the Fund’s investments in any particular industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.	The Fund will not invest 25% or more of the value of its assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.	Substantially similar.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND ACQUIRING FUND

Description of Massachusetts Business Trusts

The Target Fund is a Massachusetts business trust and the ETF Trust, of which the Acquiring Fund is a series, is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds and ETFs. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each declaration of trust for the Target Fund and Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in its declaration of trust. Further, declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. Each declaration of trust for the Target Fund and Acquiring Fund contains such provisions.

Charter Documents

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Massachusetts law and each Fund’s governing documents. Since the Acquiring Fund is a series of the ETF Trust, the declaration of trust and by-laws are the governing documents of the ETF Trust, which are applicable to the Acquiring Fund. The below is a summary and comparison of some of the key provisions of the governing documents of the Funds.

Charter Documents
Policy	Target Fund	Acquiring Fund
Shares

The beneficial interest in the Target Fund is divided into such shares of beneficial interests, of such classes and of such designations and par values (if any) with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees shall have the full power and authority to take such action with respect to the shares as the trustees may deem desirable.

The beneficial interest in the ETF Trust is divided into such shares of beneficial interests, of such series or classes and of such designations and par values (if any) with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the trustees from time to time.

The number of shares is unlimited and the trustees shall have the full power and authority to take such action with respect to the shares as the trustees may deem desirable.

Issuance of Shares

Under the declaration of trust for the Target Fund, shares may be issued from time to time, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable. The Target Fund has the right to refuse to issue shares to any person at any time and without any reason therefor whatsoever.

The Target Fund may issue shares in fractional denominations. Any shares issued by the Target Fund that have been purchased, redeemed or otherwise reacquired by the Target Fund shall be retired automatically and shall have the status of unissued shares.

Under the declaration of trust for the ETF Trust, shares may be issued from time to time, either for cash or for such other consideration and on such terms as the trustees may deem advisable. All shares issued shall be fully paid and nonassessable. The ETF Trust has the right to refuse to issue shares to any person at any time and without any reason therefor whatsoever.

The trustees of the ETF Trust may determine to issue shares of any series or class only in lots of such aggregated number of shares as shall be determined by the trustees (i.e., Creation Units) and in connection with the issuance of Creation Units, to charge transaction fees or other fees as the trustees shall determine. The Trustees may, from time to time, in their sole discretion determine to alter the number of shares constituting a Creation Unit.

The Acquiring Fund may issue shares in fractional denominations. Any shares issued by the Target Fund that have been purchased, redeemed or otherwise reacquired by the Acquiring Fund shall be retired automatically and shall have the status of unissued shares.

Series and Classes of Shares

The declaration of trust for the Target Fund provides that the Target Fund shall initially consist of one class of an unlimited number of common shares. The trustees are given broad authority to authorize the division of shares of the Target Fund into additional classes, which may be further divided into series or sub-classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class and any series or sub-class thereof shall be established and designated by the Trustees and may be modified by the Trustees from time to time.

Preferred shares may be issued by the Target Fund from time to time in one or more series or sub-classes with distinctive designations and defined rights.

The division of shares into one or more classes, including any preferred shares, shall be authorized by the vote of a majority of the trustees, or by a committee thereof specifically authorized, and shall be evidenced by a written statement setting forth the establishment and designation and the relative rights and preferences.

The Acquiring Fund is a series of the ETF Trust. The trustees may from time to time authorize the division of shares into additional series of the ETF Trust. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series of the ETF Trust shall be established and designated by the trustees of the ETF Trust, and may be modified by the trustees from time to time subject to certain limitations under the declaration of trust for the ETF Trust.

The trustees may authorize the division of any shares of the ETF trust, or of any series thereunder, into classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class shall be established and designated by the trustees and may be modified by the trustees. All shares of a class of a series of the ETF Trust shall be identical with each other and with the shares of each other class of the same series, except for such variations between the classes as may be authorized by the trustees from time to time and not inconsistent with the 1940 Act.

The establishment and designation of any series or class of shares shall be effectuated by a majority of the trustees of the ETF Trust.

Charter Documents
Policy	Target Fund	Acquiring Fund
Shareholder Voting

The declaration of trust for the Target Fund limits shareholder voting to certain enumerated matters.

Under the Target Fund’s declaration of trust, shareholders only have the right to vote on the following matters: (i) the election or removal of Trustees to the extent provided in the declaration; (ii) a sale of assets or reorganization to the extent provided in the declaration; (iii) the conversion of the Target Fund into an “open-end company” to the extent provided by the declaration; and (iv) such additional matters relating to the Target Fund as may be required by law, the declaration or as the trustees may consider and determine necessary or desirable.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees, which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may otherwise be required by applicable law, any provision of the declaration, or the By-Laws.

The declaration of trust for the ETF Trust limits shareholder voting to certain enumerated matters.

Under the ETF Trust’s declaration of trust, shareholders of the Acquiring Fund only have the right to vote on the following matters: (i) the election or removal of Trustees to the extent provided in the declaration; and (ii) such additional matters relating to the Acquiring Fund as may be required by law or as the trustees may consider and determine necessary or desirable.

Shareholders shall take action by the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees, which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may otherwise be required by applicable law, any provision of the declaration or a designation of series, or the By-Laws.

Quorum

The declaration of trust provides that the trustees of the Target Fund will set forth the quorum requirements in the By-Laws of the Target Fund, however such quorum shall in no event be less than 30% of the shares entitled to vote at a meeting.

The By-Laws of the Target Fund provide that the holders of shares representing thirty-three and a third percent (33-1/3%) of the outstanding shares entitled to vote present in person or by proxy shall constitute a quorum, subject to certain exceptions.

The declaration of trust provides that the trustees of the ETF Trust will set forth the quorum requirements in its By-Laws, however such quorum shall in no event be less than 30% of the shares of the Acquiring Fund entitled to vote at a meeting.

The By-Laws of the ETF Trust provide that the holders of outstanding shares representing thirty-three and a third precent (33-1/3%) of the voting power of the outstanding shares of the Acquiring Fund entitled to vote present in person or by proxy shall constitute a quorum at any meeting of shareholders, subject to certain exceptions.

Charter Documents
Policy	Target Fund	Acquiring Fund
Shareholder Meetings

Meetings of shareholders of the Target Fund may be called and held from time to time as the trustees of the Target Fund find to be necessary or desirable.

The By-Laws of the Target Fund provide that meetings of shareholders may be called by the Chairman of the Target Board, the President, or by at least sixty-six and two-thirds percent (66-2/3%) of the trustees, and shall be called by any trustee upon the written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders representing not less than fifty percent (50%) of the outstanding shares entitled to vote on the matter specified in the written request. Any shareholders requesting a special meeting are required to send the request to the secretary and set forth certain required information in order to be determined to be properly submitted.

Notwithstanding the foregoing, regular meetings of shareholders for the election of trustees of the Target Fund and the transaction of such other business as may properly come before the meeting shall be held so long as shares are listed for trading on the NYSE or any exchange or market that has such requirement. Such regular meetings shall be held each year in accordance with the rules, regulations and interpretations of the applicable exchange. Any meeting initially called to be held in a given calendar or fiscal year shall be deemed to be an annual meeting for that calendar or fiscal year, if so designated by the trustees, even if the actual date of the meeting is in a subsequent calendar or fiscal year due to postponements, adjournments, delays or other similar events or circumstances.

Meetings of shareholders of the Acquiring Fund may be called and held from time to time as the trustees of the ETF Trust find to be necessary or desirable.

The By-Laws of the ETF Trust provide that there shall be no annual meetings of shareholders except as required by law. (NYSE Arca does not require ETFs to hold annual meetings). A meeting of the shareholders of the Acquiring Fund may be called by the secretary of the ETF Trust upon the order of the trustees upon the written request of shareholders holding shares representing in aggregate not less than one-third of the voting power of the outstanding shares entitled to vote on the matters specified in the notice.

Two additional requirements must be met in order to call a meeting of shareholders of the Acquiring Fund: (i) the request shall state the purposes of the meeting and the matters proposed to be acted upon; and (ii) the shareholders requesting the meeting shall have paid the Acquiring Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

Charter Documents
Policy	Target Fund	Acquiring Fund
Election and Removal of Trustees

The declaration of the Target Fund provides that each trustee shall be appointed or elected for such term as shall be determined in accordance with the By-Laws. A trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any , is elected, qualified and serving as a trustee. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present, except in the cases of a contested election pursuant to the By-Laws. In the case of a contested election (wherein any election of trustees in which the number of persons nominated for election as trustee in accordance with the By-Laws exceeds the number of trustees to be elected, with the determination that any election is a contested election to be made by the Target Board or a duly authorized officer of the Target Fund to be made prior to the time the Target Fund mails its initial proxy statement), the trustees shall be elected by a majority of the outstanding shares of the Target Fund entitled to vote thereon.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of the Target Fund (except that any trustee elected or appointed with respect to a particular class of shares may be removed only by the action of at least two-thirds (2/3) of the voting power of the outstanding shares of that class); or (ii) by action of at least two-thirds (2/3) of the remaining trustees, specifying the date when such removal shall become effective.

The declaration of the ETF Trust provides that a trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until his successor, if any, is elected, qualified and serving as a trustee. As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders. Any vacancy may be filled by the affirmative action of a majority of the trustees then in office, except as prohibited by the 1940 Act.

Trustees are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present.

Any trustee may be removed from office only: (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares of the Target Fund; or (ii) by action of at least two-thirds (2/3) of the remaining trustees, specifying the date when such removal shall become effective.

Amendments to the Governing Documents	The trustees may amend or supplement the declaration by the vote of a majority of the trustees then in office, with the exception of amendments to Article V of the declaration (regarding trustees, which requires the vote of two-thirds of the trustees then in office) and the amendment to any provision of the declaration adversely affecting the rights of certain persons to indemnification for any act or omission of such person that occurred or is alleged to have occurred prior to the time of such amendment. In addition, any amendment to Section 10.3(b) of the declaration requires a vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act.	The trustees may amend or supplement the declaration by the vote of a majority of the trustees then in office, with the exception of amendments to Article V of the declaration (regarding trustees, which requires the vote of two-thirds of the trustees then in office) and the amendment to any provision of the declaration adversely affecting the rights of certain persons to indemnification for any act or omission of such person that occurred or is alleged to have occurred prior to the time of such amendment.

Charter Documents
Policy	Target Fund	Acquiring Fund
Forum Selection	The declaration of trust provides that any action commenced by a shareholder of the Target Fund shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in such court only in a court of competent jurisdiction within the state of Illinois.	The declaration of trust provides that certain actions commenced by a shareholder of the Acquiring Fund shall be brought only in certain federal or state courts in the Commonwealth of Massachusetts.
Preemptive Rights	The shares of the Target Fund do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.	The shares of the Acquiring Fund do not have preemptive rights. However, under the declaration, the trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the trustees may determine.

Target Fund and Acquiring Fund Service Providers

Target Fund Service Providers

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Target Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, acts as the administrator, fund accountant and custodian to the Target Fund.

Computershare, Inc., P.O. Box 505000, Louisville, KY 40233, acts as the Transfer Agent for the Target Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, IL 60606, serves as legal counsel to the Fund.

Acquiring Fund Service Providers

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm for the Acquiring Fund.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Acquiring Fund.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, IL 60606, serves as legal counsel to the Fund.

First Trust serves as the fund reporting agent for the Acquiring Fund.

Federal Tax Matters Associated with an Investment in the Acquiring Fund

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Acquiring Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Acquiring Fund Status. The Acquiring Fund intends to qualify as a “regulated investment company” (a “RIC”) under the federal tax laws. If the Acquiring Fund qualifies as a RIC and distributes its income as required by the tax law, the Acquiring Fund generally will not pay federal income taxes.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Acquiring Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.

To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Acquiring Fund. A return of capital distribution should not be considered part of the Acquiring Fund's dividend yield or total return of an investment in Acquiring Fund Shares. The tax status of your distributions from the Acquiring Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Acquiring Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Acquiring Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Acquiring Fund itself. The Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. Because the Acquiring Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Acquiring Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Acquiring Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Acquiring Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

How to Buy and Sell Acquiring Fund Shares

Most investors buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund are listed for trading on the secondary market on one or more national securities exchanges. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the NYSE Arca. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to pay brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the bid-ask spread for each transaction (purchase or sale) of Acquiring Fund Shares. Share prices are reported in dollars and cents per share.

Under normal circumstances, the Acquiring Fund will pay out redemption proceeds to a redeeming authorized participant within two days after the authorized participant’s redemption request is received, in accordance with the process set forth in the agreement between the authorized participant and the Acquiring Fund’s distributor. However, the Acquiring Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an authorized participant, all as permitted by the 1940 Act. If the Acquiring Fund has foreign investments in a country where a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents the Acquiring Fund from delivering such foreign investments to an authorized participant in response to a redemption request, the Acquiring Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the authorized participant. For purposes of the 1940 Act, the Acquiring Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act and the related rules and interpretations.

Book Entry. Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Acquiring Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

Share Trading Prices. The trading price of shares of the Acquiring Fund on the secondary market is based on market price and may differ from the Acquiring Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Frequent Purchases and Redemptions of the Acquiring Fund’s Shares. The Acquiring Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the ETF Trust Board evaluated the risks of market timing activities by the Acquiring Fund’s shareholders. The ETF Trust Board considered that the Acquiring Fund’s shares can only be purchased and redeemed directly from the Acquiring Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Acquiring Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the Acquiring Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Acquiring Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Acquiring Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Acquiring Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the ETF Trust Board noted that such trades could result in dilution to the Acquiring Fund and increased transaction costs, which could negatively impact the Acquiring Fund’s ability to achieve its investment objective. However, the ETF Trust Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Acquiring Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Acquiring Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Acquiring Fund.

Distribution Plan of the Acquiring Fund

First Trust Portfolios L.P. serves as the distributor of Creation Units for the Acquiring Fund on an agency basis. FTP does not maintain a secondary market in shares.

The ETF Trust Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before [              ], 2025. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Other Information–Continuous Offering of the Acquiring Fund

The Acquiring Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Acquiring Fund Shares (each such group of such specified number of individual Acquiring Fund Shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Acquiring Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Acquiring Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available from the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

Net Asset Value–Acquiring Fund

The Acquiring Fund’s net asset value (“NAV”) is determined as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. If the NYSE closes early on a valuation day, the Acquiring Fund’s NAV will be determined as of that time. The Acquiring Fund’s NAV is calculated by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Acquiring Fund, generally rounded to the nearest cent.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investment, it must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available,” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees.

Rule 2a-5 permits a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations, subject to certain conditions. Accordingly, the ETF Trust Board has designated First Trust as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 and has directed the Valuation Designee to perform the functions required in Rule 2a-5(a) subject to the requirements of Rule 2a-5(b) on behalf of all portfolio investments of the Acquiring Fund, subject to the ETF Trust Board’s oversight. First Trust has established a pricing committee (the “Pricing Committee”) to assist in the administration of the duties of the Valuation Designee. The Valuation Designee has adopted valuation procedures for the First Trust Funds (the “Valuation Procedures”), a brief summary of which is set forth below.

The Pricing Committee has identified certain portfolio investments that are routinely categorized as having a readily available market quotation. The market value of an investment with a readily available market quotation is typically determined on the basis of official closing prices or last reported sale prices or equivalent price, although this can vary based on investment type and/or the availability of such prices.

The Pricing Committee has also identified certain portfolio investments that are routinely categorized as fair valued investments. In general, for such investments, the Acquiring Fund’s accounting agent will obtain all pricing data for use in valuing such investments from a pricing service provider approved by the Pricing Committee (each, a “Pricing Service Provider”), subject to the oversight of the Pricing Committee. Pricing Service Providers typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, Pricing Service Providers may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, a Pricing Service Provider may consider information about an instrument’s issuer or market activity. Pricing Service Provider valuations of non-exchange-traded instruments generally represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. Certain exchange-traded options, such as FLEX Options, are typically valued using a model-based price provided by a Pricing Service Provider.

Portfolio investments trading on foreign exchanges or over-the-counter markets that close prior to the close of the NYSE may be fair valued using a systematic fair valuation model provided by a Pricing Service Provider. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of certain foreign markets.

If no price is available from a Pricing Service Provider or if the Pricing Committee has reason to question the accuracy or the reliability of a price supplied for a portfolio investment or the use of amortized cost, the Pricing Committee will determine the fair value of such portfolio investment in a manner that it believes most appropriately reflects the fair value of the portfolio investment on the valuation date (a “Special Fair Value Pricing Situation”). In a Special Fair Value Pricing Situation, the Pricing Committee will determine a fair value price subject to the process outlined in the Valuation Procedures and based on a consideration of all available information to the Pricing Committee at the time of the determination.

Additionally, for foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Acquiring Fund’s portfolio and the time the Acquiring Fund’s NAV is determined that calls into doubt whether that earlier market quotation represents fair value at the time the Acquiring Fund’s NAV is determined, the Pricing Committee will determine the fair valuation as set forth in the Valuation Procedures.

Fair value represents a good faith approximation of the value of a portfolio investment and is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. Valuing the Acquiring Fund’s investments using fair value pricing will result in prices that may differ from current market valuations, if any, and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. While the Valuation Procedures and Valuation Designee’s processes are intended to result in the Acquiring Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a Pricing Service Provider. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

Premium/Discount Information Regarding the Acquiring Fund

Information showing the number of days the market price of the Acquiring Fund’s shares was greater (at a premium) and less (at a discount) than the Acquiring Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Acquiring Fund, if shorter), will be available at https://www.ftportfolios.com/Retail/etf/home.aspx.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of the Target Fund on or about [                   ], 2023. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact EQ Fund Solutions LLC, proxy solicitor for the Target Fund, at [(800) 591-8269].

Shareholders of record of the Target Fund as of the close of business on [                  ] (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Target Board requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

EQ Fund Solutions LLC has been engaged to assist in the solicitation of proxies for the Target Fund. As the date of the Meeting approaches, certain shareholders of the Target Fund may receive a telephone call from a representative of EQ Fund Solutions LLC if their votes have not yet been received. Authorization to permit EQ Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Target Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of EQ Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to EQ Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. EQ Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call EQ Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of the Target Fund, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Target Fund entitled to vote at the Meeting.

Whether or not a quorum is present, the Chairman of the Meeting may adjourn the Meeting from time to time to permit additional solicitation for the Meeting. Upon the motion of the Chairman of the Meeting, the question of adjournment may be submitted to a vote of the Target Fund’s shareholders, in which case, the holders of a majority of the shares voted in person or by proxy would be required for the adjournment.

Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not deliver uninstructed shares (broker non-votes) and may not vote such customer’s shares on the Proposal being considered at the Meeting.

The affirmative vote of a majority of the outstanding voting securities of the Target Fund is required to approve the Proposal as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Target Fund. For purposes of determining the approval of the Plan and the Reorganization it contemplates by Target Fund shareholders, abstentions, if any, will have the effect of a vote against the Proposal. The Target Fund does not expect to receive any broker non-votes in connection with the Proposal and, as such, broker non-votes will not be counted for purposes of determining quorum at the Meeting or the votes in regard to the Proposal.

Proxy solicitations will be made, beginning on or about [                      ], 2023, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Target Fund, as applicable; (ii) EQ Fund Solutions LLC, the Target Fund’s proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust Advisors L.P., the investment advisor of the Target Fund and the Acquiring Fund; [(iv) Janus, the investment sub-advisor of the Target Fund and the Acquiring Fund; (v) Computershare, Inc., the transfer agent of the Target Fund;] or (vi) any affiliates of those entities.

The direct expenses associated with the preparation of the Proposal and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by the Target Fund. It is estimated that the amount of direct expenses to be incurred will be approximately $80,000.

As of the Record Date, [                   ] shares of the Target Fund were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of the Target Fund the shareholder owns.

Share Ownership of the Target Fund and the Acquiring Fund

Based solely on information obtained from filings available on SEC’s EDGAR website, the following table provides information regarding persons who owned beneficially or of record 5% or more of shares of the Target Fund as of July 31, 2023. Neither, First Trust, Janus, nor the Target Fund have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

Target Fund
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
[ ]	[ ]	[ ]

(1)	This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. The Target Fund disclaims any responsibility as to the accuracy of such information.

As of July 31, 2023, the trustees and officers of the Target Fund as a group beneficially owned shares of the Target Fund in an aggregate amount less than 1% of the Target Fund’s outstanding shares.

As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been issued.

Shareholder Proposals

In order to nominate persons to the Target Board, or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders, a shareholder must comply with any requirements under applicable law (including without limitation the proxy rules under the 1934 Act) and the requirements of the Target Fund’s By-Laws. The Target Fund’s By-Laws provide, among other requirements, that a proposing shareholder be entitled to vote on the proposal and that timely written notice which includes the information required by the By-Laws must be provided to the Secretary of the Target Fund. In order to be considered timely, unless a greater or lesser period is required under applicable law, the shareholder notice must be delivered to or mailed and received at the Target Fund’s principal executive offices, Attn: W. Scott Jardine, Secretary, not less than one hundred and five (105) days nor more than one hundred and twenty (120) days prior to the first anniversary date of the date the Target Fund’s proxy statement was released to shareholders for the preceding year’s annual meeting. However, if and only if an annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given as described above not more than one hundred and twenty (120) days prior to such Other Annual Meeting Date and not less than the close of business on the later of (i) the date one hundred and five (105) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Timely submission of a proposal does not mean that such proposal will be included in Target Fund’s proxy statement. The Target Fund’s proxy materials were mailed to shareholders on or about March 3, 2023, and the annual meeting of the Target Fund was held on April 3, 2023. Shareholders should consult the Target Fund’s By-Laws, available at [                    ], for more information about the requirements for shareholder proposals.

To be considered for presentation at the Target Fund’s 2024 annual meeting, if any, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act, must have been received at the offices of the Target Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, no later than November 6, 2023. However, if the Reorganization is approved, the Target Fund will be dissolved and will no longer hold annual meetings of shareholders.

As a general matter, the Acquiring Fund is not required to, and does not intend to hold, regular annual and special meetings of shareholders.

Shareholder Communications

Target Fund shareholders who would like to communicate with the Target Board or any individual trustee should write to the attention of Scott Jardine, Secretary of the Target Fund, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that you are a shareholder of the Target Fund. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the independent chair and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Target Fund is December 31. The fiscal year end for the Acquiring Fund is February 28.

Legal Proceedings

On May 10, 2023, Bulldog Investors LLP, Special Opportunities Fund, Inc. and High Income Securities Fund (collectively, “Bulldog”) filed a lawsuit in the United States District Court for the District of Massachusetts against First Trust and each member of the Target Board (collectively, the “Defendants”). The Target Fund is not a named party in the lawsuit. The complaint alleges and seeks a declaratory judgment that the individuals that Bulldog purports to have nominated for election as trustees of the Target Fund (the “Purported Nominees”) at the 2023 annual meeting of shareholders of the Target Fund (the “2023 Annual Meeting”) were improperly rejected and that the control share provisions of the Target Fund’s By-Laws are void and unenforceable under the 1940 Act, and therefore be rescinded. The lawsuit additionally alleges and seeks judgment that, in rejecting the Purported Nominees and enforcing the control share provisions in connection with the 2023 Annual Meeting, the Trustee Defendants violated their fiduciary duties. As discussed above, on June 22, 2023, the Target Board determined to rescind the control share provisions in the Target Fund’s By-Laws after considering (among other things) the risks and costs associated with enforcing control share bylaw provisions as compared to the anticipated benefits provided to shareholders thereunder, particularly in light of the continued pending litigation with respect to control share bylaw provisions across the broader industry. The foregoing matter is not expected to result in a material adverse effect upon the Target Fund or upon First Trust’s ability to serve as investment adviser to the Target Fund. Any obligation of the Target Fund to indemnify the Trustees of the Target Fund pursuant to the Declaration of Trust will be assumed by the Acquiring Fund upon closing of the Reorganization.

There are no material pending legal proceedings against the Target Fund or the Acquiring Fund.

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Fund and, if the Reorganization is not consummated, to shareholders of the Target Fund, will be sent following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling [                ]. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [             ], 2023

The Proxy Statement/Prospectus is available at [                    ]. For more information, shareholders of the Target Fund may also contact the Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Fund entitled to be present and to vote at the Meeting will be available at the offices of First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the Target Fund during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus and continuing through the Meeting.

The Meeting, whether a quorum is present or not, may be adjourned from time to time by the Chairman of the meeting or by vote of the majority of the shares represented at the Meeting, either in person or by proxy, to permit further solicitation of proxies with respect to the Proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting. However, should any other matter requiring a vote of shareholders properly come before the Meeting in accordance with the Target Fund’s By-Laws, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Target Fund.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call EQ Fund Solutions LLC at [(800) 591-8269 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.]

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 23rd day of June, 2023 by First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), on behalf of its series, First Trust Active Global Quality Income ETF (the “Acquiring Fund”), and First Trust Dynamic Europe Equity Income Fund (the “Target Fund”), a Massachusetts business trust. The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund is a series of the Trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a closed-end management investment company registered under the 1940 Act;

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “ETF Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Fund (the “FDEU Board” and, together with the ETF Board, the “Boards”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of either of the Boards or First Trust Advisors L.P., the investment adviser to each of the Funds, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to use its reasonable best efforts to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Closing, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depositary in connection with the establishment of book-entry ownership of the shares.

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s net assets and liabilities and the value of the Acquiring Fund’s net assets shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust exchange-traded funds adopted by the Board (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      [Reserved.]

2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in Article I, shall equal the number of Target Fund shares outstanding as of the Valuation Time. Shareholders of record of the Target Fund at the Closing will be credited with full shares of Acquiring Fund Shares. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional Acquiring Fund Shares, and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE, the NYSE Arca Exchange (“NYSE Arca”) or the Nasdaq Stock Exchange (“Nasdaq”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE, NYSE Arca, Nasdaq or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. The Closing shall occur at 8:00 a.m. ET on November 13, 2023 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time. The Closing shall be held as of 8:00 a.m. ET on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such Target Fund Shareholder as of the Closing.

(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants as follows:

(a)      The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Target Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund.

(e)      Except as otherwise disclosed in its filings with the Commission or in the Registration Statement (as defined below), no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The financial statements of the Target Fund as of December 31, 2022, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2022, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and, except as otherwise disclosed in its filings with the Commission or in the Registration Statement (as defined below), there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2022, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire all rights of the Target Fund thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(k)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The Acquiring Fund is, and will be at the time of the Closing, a new series of the Trust formed for the purpose of receiving the assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements, or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Trust prior to its commencement of operations. The Acquiring Fund has not owned any assets and will not own any assets, and will not have any known liabilities of a material nature, contingent or otherwise, prior to the Closing. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund.

(g)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)       The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(n) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business as to the Target Fund will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions and such ordinary course of business as to the Acquiring Fund shall only include those activities related to its obligations as provided hereunder as related to the Reorganization.

5.2      APPROVAL OF SHAREHOLDERS. The Trust will call special meetings of the Target Fund Shareholders and, if deemed necessary under the rules of the NYSE Arca, the shareholders of the Acquiring Fund, respectively, to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and, if necessary, the Acquiring Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund and, the issuance of the Acquiring Fund Shares, if such shareholder approval is deemed necessary or appropriate, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund, in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       The Trust is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust.”

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      The Target Fund is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust.”

(b)      The execution and delivery of the Agreement by the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Target Fund’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) the Target Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of the Target Fund.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1      The Target Fund will pay the expenses incurred by each Fund in connection with the Reorganization (as described below, the “Reorganization Expenses”) regardless of whether the Reorganization is consummated. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs, and the Target Fund will be responsible for the expenses relating to the disposition of its liabilities and the disposition or acquisition of securities of the Target Fund in connection with the Reorganization.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of the Target Fund or the Acquiring Fund, respectively, without further action by either of the Boards. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by either of the Boards that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, as applicable.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Funds as specifically authorized by the Boards; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      All parties hereto are expressly put on notice of each of the Declarations of Trust of the Trust and the Target Fund, respectively, and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of the Trust, on behalf of the Acquiring Fund, and by the trustees or officers of the Target Fund on behalf of the Target Fund, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust or the Target Fund individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

First Trust Exchange-Traded Fund VIII, on behalf of First Trust Active Global Quality Income ETF

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

[Signature Page to the Agreement and Plan of Reorganization]

SUBJECT TO COMPLETION, DATED AUGUST 22, 2023

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)

AND

FIRST TRUST ACTIVE GLOBAL QUALITY INCOME ETF ([____]),
a series of
FIRST TRUST EXCHANGE-TRADED FUND VIII
(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement and Prospectus dated [__________], 2023 (the “Proxy Statement/Prospectus”) that is being furnished to shareholders of First Trust Dynamic Europe Equity Income Fund (the “Target Fund”), a Massachusetts business trust that is registered as a closed-end management investment company, and First Trust Active Global Quality Income ETF (the “Acquiring Fund”), a newly formed exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust registered as an open-end management investment company (the “Trust”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Target Fund to be held at the offices of the Target Fund, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [__________], 2023, at [        ] Central time, as may be adjourned or postponed. At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund and the Trust, on behalf of its series, the Acquiring Fund, pursuant to which the Target Fund would reorganize into the Acquiring Fund, and shareholders of the Target Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing the Target Fund at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) the audited financial statements of the Target Fund for its most recent fiscal year ending December 31, 2022.

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

The term “Fund” as used in this SAI, refers to the Acquiring Fund. Shares of the Fund trade on NYSE Arca.

The date of this Statement of Additional Information is [__________], 2023.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Table of Contents

General Description of the Trust and the Fund	1
Exchange Listing and Trading	4
Investment Objective and Policies	5
Investment Strategies	6
Investment Risks	12
Management of the Fund	21
Sub-Advisor	33
Accounts Managed by Portfolio Managers	35
Brokerage Allocations	37
Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor, Additional Service Provider and Exchange	38
Additional Payments to Financial Intermediaries	40
Additional Information	43
Proxy Voting Policies and Procedures	44
Creation and Redemption of Creation Units	46
Federal Tax Matters	50
Determination of Net Asset Value	56
Dividends and Distributions	57
Miscellaneous Information	57
Financial Statements	57
Exhibit A — Proxy Voting Guidelines	A-1

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on February 22, 2016 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in [__] series. This SAI relates to the Fund, which is a non-diversified series.

The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.

1

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

2

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration provides that a Trustee acting in his or her capacity as Trustee is liable to the Trust for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration also provides that the Trustees of the Trust will be subject to the laws of the Commonwealth of Massachusetts relating to Massachusetts business trusts, but not to the laws of Massachusetts relating to the trustees of common law trusts, such as donative or probate type trusts. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

These provisions are not intended to restrict any shareholder rights under the federal securities laws and the Declaration specifically provides that no provision of the Declaration shall be effective to require a waiver of compliance with any provision of, or restrict any shareholder rights expressly granted by, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) or the 1940 Act, or any valid rule, regulation or order of the Securities Exchange Commission thereunder.

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The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and is sub-advised by Janus Henderson Investors US LLC (the “Sub-Advisor” or “Janus Henderson Investors”).

The shares of the Fund are principally listed and traded on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund shares deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares fora basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”

Fund shares may be issued in advance of receipt of deposit securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing deposit securities. See the section entitled “Creation and Redemption of Creation Units.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

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INVESTMENT OBJECTIVE AND POLICIES

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund will not invest 25% or more of the value of its assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

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Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

Notwithstanding restriction (7) above, to the extent the Fund invests in other investment companies, it will consider, to the extent practicable, the investments of the underlying investment companies when determining compliance with the limitations set forth in restriction (7) above.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the Prospectus.

Under normal market conditions, the Fund seeks to primarily invest in income-producing equity securities. Such equity securities may include both common stock (including depositary receipts), preferred securities and real estate investment trusts (“REITs”).

Types of Investments

Depositary Receipts. The Fund may hold securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.

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Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure but have priority over common stockholders.

Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of their assets to meet its investment objective. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.

Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below:

(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

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(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

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(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.

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Illiquid Investments. The Fund may invest in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid investments if, as a result, such investments would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.

Real Estate Investment Trusts. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.

Hedging Strategies

The Fund may engage in hedging activities and, in this regard, may utilize forward contracts, currency spot transactions and futures contracts. The use of futures is not a part of a principal investment strategy of the Fund.

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Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, the Fund’s ability to use hedging instruments may be limited by tax considerations.

General Limitations On Derivative Transactions

The Fund limits its direct investments in derivative instruments to the extent necessary for the Advisor to claim the exclusion from regulation as a “commodity pool operator” with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund limits its trading activity in certain derivative instruments (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that each meets one of the following tests: (i) aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) aggregate net notional value of the Fund’s futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to the Fund with the National Futures Association, the futures industry’s self-regulatory organization. If First Trust were no longer able to claim the exclusion for the Fund, First Trust would be required to register as a “commodity pool operator,” and the Fund and First Trust would be subject to regulation under the Commodity Exchange Act (the “CEA”).

The foregoing limitations are non-fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.

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Lending of Portfolio Securities

In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select the First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities or bank letters of credit in an amount at least equal to the value of the borrowed securities, marked to market daily. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see “Securities Lending Risk” below for a description of the risks associated with securities lending activities.

INVESTMENT RISKS

The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the equity securities held by the Fund or the general condition of the securities market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance.

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Common Stock Risk

Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

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Depositary Receipts Risk

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Derivatives Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Advisor’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager’s judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

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(2)	Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the the Fund. Such counterparty risk is accentuated in the case of contracts with longer maturities where there is a greater risk that a specific event may prevent or delay settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.
(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s success in using hedging instruments is subject to the ability of the portfolio manager to correctly predict changes in relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the judgment of the portfolio manager in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

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(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required to maintain segregated accounts and/or make margin payments when taking positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Funds are unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
(6)	Volatility. The prices of many derivative instruments are highly volatile. Price movements of such instruments may be influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of such instruments also may depend upon the price of the securities or currencies underlying them.
(7)	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large, interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

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Dividends Risk

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.

Liquidity Risk

Whether or not the equity securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities may be in the over-the-counter (“OTC”) market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held by the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Listing Standards Risk

The Fund is required to comply with listing requirements adopted by the Exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the Exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Litigation Risk

At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Fund. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.

Market Disruption and Geopolitical Risk

Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the economies and markets of such countries generally, each of which may negatively impact the Fund’s investments. For example, there have been various events throughout Europe, including Russia’s annexation of Crimea and the resulting sanctions against Russia and the ongoing tension between Russia and Ukraine. It is possible, for instance, that the events occurring in Russia could result in, among other things, Russia withholding its natural gas supply from other European countries, which has the potential to harm the economies and markets of such countries. The events occurring in one country or region may spread through, or otherwise affect, other countries and regions and therefore adversely impact the Fund’s investments in such countries and regions.

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Market Risk

Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return. For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against future variants of the disease. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of the Fund, the Advisor and the Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

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Non-U.S. Securities Risk

An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

Authorization, Custody and Settlement Risk for Non-U.S. Securities

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.

Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.

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Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.

Share blocking may present operational challenges for the Fund and Authorized Participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or transfer agent.

As a result, the Advisor, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.

Real Estate Investment Trust Risk

REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

Securities Lending Risk

Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.

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Small and Mid Capitalization Companies Risk

Certain of the equity securities in the Fund may be small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small and mid capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.

MANAGEMENT OF THE FUND

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are six Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and five of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

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Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	[__] Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	[__] Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	[__] Portfolios	Director, National Futures Association; formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., ADMIS Singapore Ltd. and Futures Industry Association

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INDEPENDENT TRUSTEES
Denise M. Keefe 1964	Trustee	• Indefinite term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	[__] Portfolios	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	[__] Portfolios	Formerly, Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (2018 to present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	[__] Portfolios	None

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Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since inception	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Derek D. Maltbie 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 – present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 – 2021.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.

Unitary Board Leadership Structure

Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with ten portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust High Yield Opportunities 2027 Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with [__] portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Independent Trustees nor any of their immediate family members has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

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The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund’s investment advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of five Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

The same six persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund’s business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.

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The Board has established five standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund’s activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The four Committee Chairs and the Lead Independent Trustee rotate every three years in serving as Chair of the Audit Committee, the Nominating and Governance Committee, the Valuation Committee or the Dividend Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

The five standing committees of the First Trust Fund Complex are: the Executive Committee, the Nominating and Governance Committee, the Valuation Committee, the Audit Committee and the Dividend Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Mr. Nielson, Mr. Bowen and Mr. Keith are members of the Executive Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and to counsel to the Independent Trustees.

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The Valuation Committee is responsible for the oversight of the Advisor as the “Valuation Designee” under Rule 2a-5 of the 1940 Act and its implementation of the valuation of the securities held in the Fund’s portfolio. Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe are members of the Valuation Committee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith, Nielson and Ms. Keefe serve on the Audit Committee.

The Dividend Committee is responsible for assisting the Board in, or assuming the authority and power of the Board with respect to, the declaration and setting of the Fund’s dividends. Messrs. Erickson, Keith and Nielson serve on the Dividend Committee.

Executive Officers

The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing [__] portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of only the ETFs advised by First Trust and Mr. Testin who is an executive officer of only the ETFs and open-end funds advised by First Trust.

Risk Oversight

As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews, with the Advisor and the Fund’s independent auditors, the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and oversees the Advisor’s performance as Valuation Designee.

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Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Richard E. Erickson, M.D., is an orthopedic surgeon with Edward-Elmhurst Medical Group. He was previously President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 – 2009 and 2017 – 2019) and on the Executive Committee (2008 – 2009 and 2017 – 2022), Chairman of the Nominating and Governance Committee (2003 – 2007 and 2014 – 2016), Chairman of the Audit Committee (2012 – 2013) and Chairman of the Valuation Committee (June 2006 – 2007; 2010 – 2011 and 2020 – 2022) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2023) of the First Trust Funds.

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Thomas R. Kadlec was previously President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”) from 2010 to July 2022. Mr. Kadlec was employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec served on the boards of several international affiliates of ADMIS until July 2022 and served as a member of ADM’s Integrated Risk Committee from 2008 – 2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. From 2014 to 2022, Mr. Kadlec was on the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014 – 2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014 – 2016). He also served as Chairman of the Valuation Committee (2008 – 2009 and 2017 – 2019), Chairman of the Audit Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Nominating and Governance Committee (2012 – 2013). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2023) of the First Trust Funds.

Denise M. Keefe is Executive Vice President of Advocate Aurora Health and President of Advocate Aurora Continuing Health Division (together, “Advocate”), one of the largest integrated healthcare systems in the U.S. serving Illinois and Wisconsin. Ms. Keefe has been employed by Advocate since 1993 and is responsible for the Continuing Health Division’s strategic direction, fiscal management, business development, revenue enhancement, operational efficiencies, and human resource management of 4,000 employees. Ms. Keefe also currently serves on the boards of several organizations within the Advocate Aurora Continuing Health Division and other health care organizations, including RML Long Term Acute Care Hospitals (since 2014) and Senior Helpers (since 2021). Prior thereto, Ms. Keefe was Corporate Vice President, Marketing and Business Development for the Visiting Nurse Association of Chicago (1989 – 1992) and a former Board Member of Sherman West Court Skilled Nursing Facility. Ms. Keefe has served as a Trustee of the First Trust Funds and on the Audit Committee, Nominating and Governance Committee and Valuation Committee of the First Trust Funds since November 1, 2021.

Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 – 2009 and 2017 – 2019), Chairman of the Nominating and Governance Committee (2010 – 2011 and 2020 – 2022) and Chairman of the Valuation Committee (2014 – 2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 – 2016). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2023) and as Chairman of the Dividend Committee (since January 1, 2023) of the First Trust Funds.

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Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from 2012 through 2014. Mr. Nielson formerly served as President of Covenant College (2002 – 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 – 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 – 2006 and 2014 – 2016), Chairman of the Valuation Committee (2007 – 2008), Chairman of the Nominating and Governance Committee (2008 – 2009 and 2017 – 2019), Chairman of the Dividend Committee (2020 – 2022) and Lead Independent Trustee and a member of the Executive Committee (2010 – 2011 and 2020 – 2022). He currently serves on the Executive Committee (since January 1, 2020) and as Chairman of the Valuation Committee (since January 1, 2023) of the First Trust Funds.

James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

Effective January 1, 2023, the fixed annual retainer paid to the Independent Trustees is $275,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each target outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee is paid $25,000 annually, the Chairman of the Valuation Committee is paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $20,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund for one fiscal year and the actual compensation paid by the First Trust Fund Complex to each of the Independent Trustees for the calendar year ended December 31, 2022, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

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Name of Trustee	Estimated Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$[___]	$523,750
Thomas R. Kadlec	$[___]	$524,280
Denise M. Keefe	$[___]	$504,158
Robert F. Keith	$[___]	$514,231
Niel B. Nielson	$[___]	$533,750
(1)	The estimated compensation to be paid by the Fund to the Independent Trustees for one fiscal year for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2022 for services to the 225 portfolios existing in 2021, which consisted of 9 open-end mutual funds, 15 closed-end funds and 201 exchange-traded funds.

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2022:

Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Denise M. Keefe	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000

As of [________], 2023, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of [________], 2023, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

As of [________], 2023, First Trust Portfolios was the sole shareholder of the Fund. As sole shareholder, First Trust Portfolios has the ability to control the outcome of any item presented to shareholders for approval.

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Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Fund.

First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

As the Fund’s investment advisor, First Trust supervises the Sub-Advisor’s investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust manages the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0. % of its average daily net assets.

Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.

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As approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
[___] %	Fund net assets up to and including $2.5 billion
[___] %	Fund net assets greater than $2.5 billion up to and including $5 billion
[___] %	Fund net assets greater than $5 billion up to and including $7.5 billion
[___] %	Fund net assets greater than $7.5 billion up to and including $10 billion
[___] %	Fund net assets greater than $10 billion

SUB-ADVISOR

The Trust, on behalf of the Fund, and First Trust have retained Janus Henderson Investors US LLC to serve as investment sub-advisor to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolios. Janus Henderson Investors, with principal offices at 151 Detroit Street, Denver, Colorado 80206-4805, has served as investment advisor or investment sub-advisor to mutual funds, ETFs, separately managed accounts and non-registered investment products. Janus Henderson Investors is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US(Holdings) Inc., the direct parent of Janus Henderson Investors, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

Ben Lofthouse, Faizan Baig and Charlotte Greville are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

•	Ben Lofthouse is Head of Global Equity Income at Janus Henderson Investors, a position he has held since 2018. Prior to this, Ben was a director and has been part of the Global Equity Income Team since joining Henderson in 2004 and has managed several equity income mandates since 2008. Prior to Henderson, Ben worked as an accountant at PricewaterhouseCoopers, where he started his career in 1998. Ben graduated with a BA degree (Hons) in business economics from Exeter University. He is an associate of the Institute of Chartered Accountants in England and Wales (CA) and holds the Chartered Financial Analyst designation. He has 25 years of financial industry experience.
•	Faizan Baig, CFA, is a Portfolio Manager on the Global Equity Income Team at Janus Henderson Investors, a position he has held since 2020. Before that, he was a research analyst at the firm. Prior to joining Henderson in 2015, Faizan was a senior global long/short equity analyst at RWC Partners working on the firm’s global hedge fund. Before that, he worked for Morgan Stanley Wealth Management, where he began his career as a global equity analyst and later became a junior portfolio manager performing fundamental bottom-up analysis of companies across all sectors. In addition to generalist stock picking, he was responsible for the technology sector and advised on construction of global equity portfolios. Faizan holds a BEng degree in electrical and electronic engineering from University College London. He holds the Chartered Financial Analyst designation and has 16 years of financial industry experience.

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•	Charlotte Greville, CFA, is an Associate Portfolio Manager on the Global Equity Income Team at Janus Henderson Investors, a position she has held since 2022. Ms. Greville was a research analyst with the team beginning in 2016. Ms. Greville started at Janus Henderson Investors in 2011 as a trainee before becoming a broker relations analyst in 2012. She became a member of the Global Equity Income Team as a desk assistant in 2014 and was named an assistant investment director in 2015.

As of [________], 2023, the portfolio managers did not beneficially own any shares of the Fund.

Compensation. Janus Henderson Investors compensates the portfolio managers for their management of the Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson Investors’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance Fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place. The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus Henderson Investors’ standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds. Certain portfolio managers may be ineligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JGH’s Executive Income Deferral Program.

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ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets as of December 31, 2022, set forth in the table below:

Portfolio Managers	Registered Investment Companies Number of Accounts ($ Assets in mil)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in mil)	Other Accounts Number of Accounts ($ Assets in mil)
Ben Lofthouse	2 ($5,828.54)	2 ($1,280.07)	3 ($423.71)
Faizan Baig	1 ($106.72)	0 ($0)	3 ($423.71)
Charlotte Greville	[ ]	[ ]	[ ]

[None of the accounts managed by the portfolio manager pay an advisory fee that is based upon performance of the accounts.]

Conflicts of Interest. As shown in the table above, portfolio managers generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label funds for which the Sub-Advisor or an affiliate serves as sub-adviser, separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than the Fund or may have a performance-based management fee. As such, fees earned by the Sub-Advisor vary among these accounts. The Sub-Advisor or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in the Fund’s portfolio. Furthermore, the Sub-Advisor believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Fund’s portfolio may be mitigated by the portfolio manager’s compliance with the Sub-Adviser’s personal trading policy within the Personal Code of Ethics. Certain portfolio managers may also have roles as research analysts for Janus Henderson Investors and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others in the allocation of time, resources, or investment opportunities or the sequencing of trades, resulting in the potential for a Fund to be disadvantaged if, for example, one or more accounts outperform the Fund.

A conflict of interest between the Fund and other clients, may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for the Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by the Fund.

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The Sub-Advisor believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Sub-Advisor generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Sub-Advisor monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.

The Sub-Advisor and its affiliates generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Sub-Advisor’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Sub-Advisor has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts.

Sub-Advisory Agreement. The Sub-Advisor, subject to the Board of Trustees’ and Advisor’s supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund’s investment objectives, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Advisor is responsible for effecting all security transactions for the Fund’s assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall generally not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under the Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. For the Fund, the Sub-Advisor receives a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.

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The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the initial shareholder of the Fund.

BROKERAGE ALLOCATIONS

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Advisor and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Advisor considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.

Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” The Advisor has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Advisor may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Advisor or the Trust. In addition, the Advisor must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless First Trust determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by the Advisor of research services.

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The Advisor places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. The Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Advisor believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN, TRANSFER AGENT, DISTRIBUTOR, ADDITIONAL SERVICE PROVIDER AND EXCHANGE

Administrator and Fund Accounting Agent. The Fund has appointed the Bank of New York Mellon Corporation (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.

Custodian. The Trust has appointed BNYM to serve as the Fund’s custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BNYM is generally responsible for the safekeeping of the Fund’s assets and performing various other administrative duties set forth in the agreement.

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Transfer Agent. The Trust has appointed BNYM to serve as the Fund’s transfer agent and dividend disbursing agent pursuant to a transfer agency and service agreement (the “Transfer Agency Agreement”). Pursuant to the terms of the Transfer Agency Agreement, BNYM is responsible for performing and facilitating the purchases and redemptions of Creation Unit Aggregations, as well as performing other customary services of a transfer agent and dividend disbursing agent.

As set forth in the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to indemnify and hold harmless BNYM from certain costs, expenses, damages, liabilities or claims which are sustained or incurred or which may be asserted against BNYM, provided that such costs, expenses, damages, liabilities and claims did not result from BNYM’s own negligence or willful misconduct.

As compensation for the services provided by BNYM under the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to pay to BNYM such compensation as may be specifically agreed upon from time to time and reimburse BNYM for out-of-pocket expenses which are a normal incident of the services provided under the agreements. Pursuant to the terms of the Investment Management Agreement, the the Fund does not directly pay BNYM for these services, as First Trust has assumed responsibility for the payment of these expenses out of the unitary management fee it receives from the Fund.

Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus under the heading “Creation and Redemption of Creation Units.”

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

No fee is currently paid by the Fund under the Plan and, pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before [______], 2025.

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Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor has entered into agreements with participants that utilize the facilities of the Depositary Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.

Exchange. The only relationship that NYSE Arca has with First Trust or the Distributor of the Fund in connection with the Fund is that NYSE Arca lists the shares of the Fund pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

First Trust or its affiliates may from time to time make payments, out of their own resources, to certain broker-dealers, registered investment advisers, banks or other intermediaries (collectively, “intermediaries”) that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

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First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.

First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; (v) provide payments to broker-dealers to help defray their technology or infrastructure costs; and (vi) make payments for expenses associated with intermediaries’ use of First Trust Funds including, but not limited to, the use of First Trust Funds in model portfolios.

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When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.

The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by First Trust, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in the First Trust Funds in such models developed by First Trust, the management fee, the total expense ratio, or sales of the First Trust Funds in such models developed by First Trust. Some intermediaries also provide related data regarding transactions in specific model portfolios, First Trust Funds and investment strategies to First Trust in exchange for a fee.

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First Trust and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby First Trust may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of First Trust mutual funds or ETFs held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other financial intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of First Trust mutual funds or ETFs held through such software or other service.

ADDITIONAL INFORMATION

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided that, upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by the Sub-Advisor and consequently result in intra-day portfolio values (“IPV”) that may vary. Furthermore, in calculating the intra-day portfolio values of the Fund’s shares, the exchange rates used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) shall be those that are deemed to be most appropriate.

Policy Regarding Investment in Other Investment Companies. The Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

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The Board has delegated to the Sub-Advisor the day-to-day proxy voting responsibilities for the Fund and has directed the Sub-Advisor to vote proxies consistent with the Fund’s best interests. The Janus Henderson Investors Proxy Voting Guidelines are set forth in Exhibit A.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.

Portfolio Schedule. The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.ftportfolios.com/Retail/etf/home.aspx. The Trust, First Trust, FTP, Janus Henderson Investors and BNYM will not disseminate nonpublic information concerning the Trust.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust, Janus Henderson Investors and FTP have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

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CREATION AND REDEMPTION OF CREATION UNITS

General. ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares fora basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Authorized Participants. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day. A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Advisor may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

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The Fund may utilize a pro rata basket or a custom basket in reliance on Rule 6c-11. A “pro rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Advisor’s Rule 6c-11 Committee defines any deviation from a pro rata basket to be a “custom basket.” Rebalancing and reconstitution baskets do not constitute custom baskets. All cash baskets that are the initial basket on a Business Day also do not constitute custom baskets.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment advisor who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Advisor has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

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Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by the Fund’s investment advisor and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

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Creation Transaction Fees. The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations. The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend or reject creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, First Trust, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, nor shall any of them incur any liability for the failure to give any such notification.

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Suspension of Redemptions. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

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To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

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Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

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Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

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Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

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In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject toa withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

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Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value is determined as set forth in the Proxy Statement/Prospectus in the section entitled “Additional Information About the Target Fund and Acquiring Fund—Net Asset Value—Acquiring Fund.”

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel. Chapman and Cutler LLP, 320 S. Canal St., Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, Deloitte & Touche LLP, will audit and report on the Fund’s annual financial statements. The audited financial statements and notes thereto in the Target Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2022 (the “Annual Report”) are incorporated by reference into this SAI. The financial statements include the “Portfolio of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Deloitte & Touche LLP, the Target Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. A copy of the Target Fund’s Annual Report for the fiscal year ended December 31, 2022 may be obtained upon request and without charge by writing or by calling the First Trust, at the address and telephone number on the back cover of the Proxy Statement/Prospectus. The Fund has adopted the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

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Comparative fee tables showing the various fees and expenses of investing in shares of the Target Fund and the fees and expenses of the Fund on a pro forma basis after giving effect of the Reorganization is included under the heading “Synopsis–Fees and Expenses” in the Proxy Statement/Prospectus.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Fund.

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EXHIBIT A — PROXY VOTING GUIDELINES

JANUS HENDERSON INVESTORS

Proxy Voting Guidelines

APPENDIX A

Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

•	Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;
•	Monitoring the effectiveness of the company's governance practices and making changes as needed;
Public	A-1

Proxy Voting Policy and Procedures

•	Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;
•	Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
•	Ensuring a formal and transparent board nomination and election process;
•	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
•	Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;
•	Monitoring the quality of relationships with key stakeholders; and
•	Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

Public	A-2

Proxy Voting Policy and Procedures

Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:

•	they attend less than 75% of the board and committee meetings without a valid excuse;
•	they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;
•	they are not responsive to advisory votes on executive compensation matters;
•	they fail to provide appropriate oversight of company's risk management practices;
•	they are non-independent directors and sit on the audit, compensation or nominating committees;
•	they are non-independent directors and the board does not have an audit, compensation, or nominating committee;
•	they are audit committee members and the non-audit fees paid to the auditor are excessive;
•	they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;
•	they serve as directors on an excessive number of boards;
•	they are compensation committee members and the company has poor compensation practices;
•	they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;
•	they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a reasonable explanation for its lack of gender diversity;
•	they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;
•	they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter3 where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;
•	they amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders; and/or
•	the company employs a capital structure with unequal voting rights.

Contested Elections – Janus Henderson Investors will evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

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3	Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external auditors unless:

•	the auditor has a financial interest in or association with the company and is therefore not independent;
•	fees for non-audit services are excessive;
•	there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company's financial position;
•	the auditor is being changed without explanation; or
•	the auditor is not identified by name.

Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

•	The overall potential cost of the scheme, including the level of dilution;
•	The issue price of share options relative to the market price;
•	The use of performance conditions aligning the interests of participants with shareholders;
•	The holding period (i.e., the length of time from the award date to the earliest date of exercise); and
•	The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

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•	provide for re-pricing of underwater options;
•	provide for automatic replenishment (“evergreen”) or reload options;
•	create an inconsistent relationship between long term share performance and compensation increases; and/or
•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;
•	requiring stock acquired through exercised options to be held for a certain period of time; and
•	using restricted stock grants instead of options.

Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.

Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements – Janus Henderson Investors will evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

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In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances – Janus Henderson Investors will evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will evaluate proposals regarding acquisitions, mergers, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation – Janus Henderson Investors will evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Janus Henderson Investors will evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis.

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Proxy Access – Janus Henderson Investors will evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.

As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognizes that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson Investors will evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.

Proposals Outside the Guidelines

For proposals outside the scope of the Guidelines or instructions otherwise provided to the Proxy Voting Service,

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Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service.

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PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees, or agents of another organization in which the Trust has an interest as a shareholder, creditor, or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative, or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Amended and Restated Declaration of Trust of the Registrant is incorporated by reference to the Post-Effective Amendment No. 10 filed on Form N-1A (File No. 333-210186) for Registrant on December 29, 2017.

(b) Amended and Restated Establishment and Designation of Series is incorporated by reference to the Post-Effective Amendment No. 396 filed on Form N-1A (File No. 333-210186) for Registrant on May 12, 2023.

(2)	By-Laws of the Registrant is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-210186) filed on March 14, 2016.
(3)	Not applicable.
(4)	Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto) is filed herewith.
(5)	Not applicable.
(6)	(a) Investment Management Agreement, dated January 12, 2023, is incorporated by reference to the Post-Effective Amendment No. 371 filed on Form N-1A (File No. 333-210186) for Registrant on January 12, 2023.

(b) Amended Schedule A to Investment Management Agreement between Registrant and First Trust Advisors L.P. will be filed by amendment.

(c) Investment Sub-Advisory Agreement between Registrant, First Trust Advisors L.P., and Janus Henderson Investors US LLC, will be filed by amendment.

(7)	(a) Distribution Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Exhibit A to Distribution Agreement by and between the Registrant and First Trust Portfolios L.P. will be filed by amendment.

(8)	Not applicable.
(9)	(a) Custody Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Schedule I to Custody Agreement between the Registrant and The Bank of New York Mellon Corporation will be filed by amendment.

(c) Schedule II to Custody Agreement between the Registrant and The Bank of New York Mellon Corporation will be filed by amendment.

(10)	(a) 12b-1 Service Plan is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Exhibit A to 12b-1 Service Plan will be filed by amendment.

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP is incorporated by reference to the filing on Form N-14 (File No. 333-272953) for Registrant on June 27, 2023.
(12)	Opinion and Consent of Chapman and Cutler LLP supporting the tax matters discussed in the Proxy Statement/Prospectus is incorporated by reference to the filing on Form N-14 (File No. 333-272953) for Registrant on June 27, 2023.
(13)	(a) Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(b) Amendment to Exhibit A of the Administration and Accounting Agreement will be filed by amendment.

(c) Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon Corporation is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(d) Amendment to Exhibit A of the Transfer Agency Agreement will be filed by amendment.

(e) Form of Subscription Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(f) Form of Participant Agreement is incorporated by reference to the Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-210186) for Registrant on September 26, 2016.

(14)	Consent of Independent Registered Public Accounting Firm for First Trust Dynamic Europe Equity Income Fund is filed herewith.
(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson and Ms. Keefe authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement, are incorporated by reference to the filing on Form N-14 (File No. 333-272953) for Registrant on June 27, 2023.
(17)	First Trust Dynamic Europe Equity Income Fund Proxy Card is incorporated by reference to the filing on Form N-14 (File No. 333-272953) for Registrant on June 27, 2023.

_______________

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization delivered at the closing of the reorganization as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 22nd day of August, 2023

First Trust Exchange-Traded Fund VIII

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature			Date
/s/ James M. Dykas	President and Chief Executive
James M. Dykas	Officer		August 22, 2023

/s/ Donald P. Swade	Treasurer, Chief Financial
Donald P. Swade	Officer and Chief Accounting Officer		August 22, 2023

)
James A. Bowen*	Trustee )
)
)
Richard E. Erickson*	Trustee )
)
	)	By:	/s/ W. Scott Jardine
Thomas R. Kadlec*	Trustee )		W. Scott Jardine
	)		Attorney-In-Fact
	)		August 22, 2023
Denise M. Keefe*	Trustee )
)
)
Robert F. Keith*	Trustee )
)
)
Niel B. Nielson*	Trustee )
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were filed on June 27, 2023 as Exhibit (16) to the Registrant's Registration Statement on Form N-14 (333-272953).

EXHIBIT INDEX

(4)	Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto).
(14)	Consent of Independent Registered Public Accounting Firm for First Trust Dynamic Europe Equity Income Fund.